UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number        811-08231

                                Spirit of America Investment Fund, Inc.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

                                 Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

                             Syosset, NY  11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: (516) 390-5565

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are very pleased to provide you with the 2010 annual report for The Spirit of America High Yield Tax Free Bond Fund, (“the Fund”). We look forward to the continued inflows and further development of the Fund in this New Year.

Utilizing our many years of experience in the municipal bond market has allowed us to effectively pursue a balance between yield and risk. Our goal is to continue seeking high current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the high yield sector of the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We have been proud to watch the number of investors grow. We appreciate your support of our fund and look forward to your future investment in the Spirit of America High Yield TaxFree Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Any investment in debt securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 4.75% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

HIGH YIELD TAX FREE BOND FUND	1

MANAGEMENT DISCUSSION

Introduction

The Spirit of America High Yield Tax Free Bond Fund’s (SOAMX), (“the Fund”), objective is to maintain current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”). The emphasis of the Fund is in the High Yield section of the municipal market.

As a High Yield Bond Fund, the mandate allows the Fund to invest in lower rated securities; however we have kept our focus on investing in bonds in the “Baa3”/“BBB-” range and higher. Our plan is to continue with this relatively conservative approach to investing in the high yield municipal market.

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the high yield municipal market. Currently, as of December 31, 2010, 98.41% of the portfolio is investment grade or above, with over 71% rated “A” or better. The average rating of holdings in the Fund is “A/A2”.

Overview

High yield municipal bonds are typically issued by government entities to finance economic or industrial development projects, as well as, housing, healthcare and environmental projects. Other high yield municipals are issued to finance such things as airport terminals, charter schools, and projects related to utilities. In addition, a large number of bonds have been issued by local governments in anticipation of revenues owed by the tobacco industry.

The interest payments are usually covered by a special tax or revenue from the project, and the bonds are often backed by hard assets or mortgage income associated with the project. High yield municipals may also be issued to finance private projects that benefit the community, such as waste remediation or public utilities. In those cases the debt is usually backed and paid for by a corporation. As with the broader municipal market, high yield municipal bonds provide income that is exempt from federal, and sometimes state, income taxes.

One of the Fund’s goals has been to diversify with respect to location and sector. As of December, 31 2010, the Fund consists of 274 different issues varied across 44 states, 2 territories and the District of Columbia. The holdings range throughout 24 sectors of the market, including areas such as healthcare, higher education, industrial development and transportation. Also, while it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of our bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where most of our clients reside.

Market Commentary

Municipal bonds performed well in the first half of 2010, the 30-Year “AAA” Municipal Market Data (MMD) yield rallied from 4.16% to 4.02%. However, in the second half of the year the 30-Year “AAA” MMD went from 4.02% to 4.68%. The Fund’s Net Asset Value (NAV) went from 9.31 to 9.04 during the year. The performance of the Fund corresponded to unstable market conditions in the second half of 2010. Addressing these market conditions and recent press, we would like to share some thoughts on the municipal market in light of some recent press.

“Millions of people swim at U.S. beaches every year, most of them without incident. However, with a single shark attack, suddenly there are a series of news stories.

We see parallels to today’s bond market. In recent years, a series of payment problems

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

(Vallejo California, Jefferson County Alabama, and Harrisburg Pennsylvania) combined with budget problems in California and Illinois have helped to create some negative press. In our opinion, some “publicity hounds” have taken these concerns to the next level.

While it is important to acknowledge the budgetary problems that some issuers are having we believe it is equally important to recognize the imperative of municipal bond issuers to maintain market access. Municipal bonds have historically been relatively conservative, enduring investments. After all, much of this country’s infrastructure was built with Municipal Bonds.

It is clear that municipal bonds will continue to play an integral role for both issuers and investors alike. We feel there is tremendous value in the municipal bond market; however, it is important to know the municipal market. Here at Spirit of America each and every credit goes through vigorous credit analysis, in addition, our trading department is staffed by traders with a wealth of knowledge and experience.

We believe that some states and localities across the country need to confront current challenges seriously and re-examine the role they play and the services they provide. Many state and local governments are beginning to address this. They are making difficult budgetary choices and have begun the debate of reforming pensions and other benefits for their workforce.

We believe that fiscal responsibility on the federal, the state and local government level is moving to the forefront of American politics. The recent elections have shown that officials will be held accountable. Here is a silver lining; these very stories which paint a negative picture of municipals could also be a catalyst for making the industry even stronger than it is.

This country was built on Municipal Bonds. When you see our highways, our roads, our tunnels and bridges – many of these things were built with municipal bonds.

What a great way to invest in America!!!”

Investment grade municipal bonds historically have a long record of safety and consistency of making timely interest payments. As of December 31, 2010, 98.41% of the Spirit of America High Yield Tax Free Bond Fund was investment grade.

Summary

Spirit of America High Yield Tax Free Bond Fund continues to grow at a steady and healthy pace. The Fund saw inflows over $41 million, while outflows were approximately $15 million in 2010. Since inception in March of 2008, the Fund has grown to over $90 million in net assets. We expect continued growth in assets under management in the future.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

HIGH YIELD TAX FREE BOND FUND	3

MANAGEMENT DISCUSSION (CONT.)

Ratings are provided by Moody’s Investor Services (“Moody’s”) and Standard & Poor’s (“S&P”).

The Moody’s ratings in the following ratings explanations are in parentheses.

AAA (Aaa) - The highest rating assigned by (“Moody’s”) and (“S&P”). Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s, S&P as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

4	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings

(Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America High Yield Tax Free Bond Fund

December 31, 2010

New York	17.39%	$15,305,117
Puerto Rico	14.98	13,185,421
Texas	6.37	5,609,597
New Jersey	6.28	5,526,348
California	5.77	5,078,386
Ohio	5.37	4,727,931
Florida	5.14	4,521,671
Michigan	3.48	3,059,463
Wisconsin	3.47	3,058,332
Louisiana	3.05	2,680,354
Maryland	2.69	2,370,827
Illinois	2.65	2,328,201
Pennsylvania	2.03	1,788,851
Washington	1.68	1,478,788
Georgia	1.61	1,414,496
Oregon	1.49	1,310,271
Rhode Island	1.40	1,235,712
North Dakota	1.39	1,225,488
Colorado	1.27	1,119,742
Kentucky	1.16	1,024,043
Connecticut	1.11	975,105
Arizona	0.90	795,817
Massachusetts	0.90	795,758
New Mexico	0.81	711,463
Indiana	0.69	611,281
Alaska	0.68	597,655
North Carolina	0.63	553,854
District of Columbia	0.58	511,243
Missouri	0.56	493,561
West Virginia	0.52	461,005
New Hampshire	0.39	346,485
Iowa	0.34	301,521
South Carolina	0.33	286,112
Nebraska	0.29	251,520
Kansas	0.28	242,523
Montana	0.27	241,197
Mississippi	0.26	229,767
Virginia	0.24	214,263
Wyoming	0.24	206,522
Minnesota	0.23	198,774
Tennessee	0.22	196,614
Alabama	0.22	196,466
Maine	0.22	192,882
Nevada	0.16	140,700
South Dakota	0.11	97,654
Virgin Islands	0.11	96,652
Hawaii	0.04	37,938
Total Investments	100.00%	$88,033,371

HIGH YIELD TAX FREE BOND FUND	5

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Capital Municipal Bond Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Aggregate Total Returns

For the Periods Ended December 31, 2010

Shares

1 Year (with sales charge)	(2.38)%[a]

1 Year (without sales charge)	2.44%

Since Inception	0.70%[a]
(with sales charge)[b]

Since Inception (without sales charge)[b]	2.45%

Past performance is not indicative of future results.

a Reflects a 4.75% front-end sales charge.

b Inception date: February 29, 2008.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations February 29, 2008.
**	The Barclays Capital Municpal Bond Index benchmark is based on a start date of February 29, 2008.

The Barclays Capital Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

6	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JULY 1, 2010 TO DECEMBER 31, 2010

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.	The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America High Yield Tax Free Bond Fund
	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$ 976.30	0.90%	$4.48
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)    Annualized, based on the Fund’s most recent halfyear expenses.

(2)    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

HIGH YIELD TAX FREE BOND FUND	7

SCHEDULE OF INVESTMENTS  |  DECEMBER 31, 2010

	Principal Amount	Market Value

Municipal Bonds 97.54%

Alabama 0.22%
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, (OID), 5.75%, 02/01/19	$100,000	$97,603

Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, Callable 02/01/19 @ 100 (OID), 6.75%, 02/01/29	100,000	98,863

		196,466

Alaska 0.66%
Alaska Housing Finance Corp., State Single-Family Housing Revenue Bonds, Series C, Callable 12/01/18 @ 100, 5.35%, 12/01/39	240,000	236,170

Northern TOB Securitization Corp., Refunding Revenue Bonds, Series A, Callable 06/01/14 @ 100 (OID), 5.00%, 06/01/32	500,000	361,485

		597,655

Arizona 0.88%
Arizona Health Facilities Authority, Refunding Revenue Bonds, Series D, Callable 07/01/19 @ 100 (OID), 5.00%, 07/01/28	100,000	93,575

Pima County Industrial Development Authority, Refunding Revenue Bonds, Series O, Callable 07/01/16 @ 100, 5.00%, 07/01/26	750,000	602,243

State of Arizona, Public Improvements Revenue Bonds, Series A, Callable 01/01/20 @ 100 (AGM), 5.00%, 07/01/28	100,000	99,999

		795,817

California 5.63%
Bay Area Toll Authority, Highway Improvements Revenue Bonds, Callable 10/01/20 @ 100, 5.00%, 10/01/27	250,000	245,533

California Health Facilities Financing Authority, Hospital Improvements Revenue Bonds, Series A, Callable 07/01/14 @ 100 (OID), 6.00%, 07/01/34	1,000,000	1,009,990

City of Turlock, Hospital Improvements, Certificate of Participation, Callable 10/15/14 @ 100 (OID), 5.38%, 10/15/34	250,000	219,715

City of Turlock, Hospital Improvements, Certificate of Participation, Series B, Callable 10/15/17 @ 100, 5.50%, 10/15/37	250,000	217,880

County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, 5.50%, 08/01/22	250,000	254,777

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
California (cont.)
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100 (OID), 5.25%, 08/01/26	$50,000	$47,399

Golden State Tobacco Securitization Corp., Refunding Revenue Bonds, Series A-1, Callable 06/01/17 @ 100, 5.75%, 06/01/47	55,000	37,100

Hesperia Public Financing Authority, Miscellaneous Purposes Tax Allocation Bonds, Series A, Callable 09/01/17 @ 100, (XLCA) (OID), 5.00%, 09/01/37	350,000	248,455

State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100, 5.00%, 11/01/25	250,000	246,637

State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100 (OID), 5.25%, 11/01/30	250,000	241,907

State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, 6.00%, 04/01/35	500,000	512,010

State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100 (OID), 6.00%, 04/01/38	100,000	102,006

State of California, Refunding Bonds, General Obligation Unlimited, Callable 10/01/19 @ 100, 5.00%, 10/01/29	250,000	236,593

State of California, Refunding Notes, General Obligation Unlimited, Callable 06/01/17 @ 100, 5.00%, 06/01/32	500,000	455,780

State of California, Refunding Notes, General Obligation Unlimited, Callable 08/01/18 @ 100 (OID), 5.00%, 08/01/34	500,000	450,620

University of California, University & College Improvements Revenue Bonds, Series A, Callable 05/15/15 @ 101, (BHAC-CR) (MBIA) (OID), 4.50%, 05/15/47	475,000	391,889

Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100 (OID), 5.00%, 08/01/20	20,000	21,053

Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100 (OID), 5.25%, 08/01/28	140,000	139,042

		5,078,386

HIGH YIELD TAX FREE BOND FUND	9

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Colorado 1.24%
Colorado Educational & Cultural Facilities Authority, School Improvements Revenue Bonds, Callable 12/01/18 @ 102, (Moral Obligation) (OID), 7.25%, 12/01/28	$250,000	$285,140

Colorado Educational & Cultural Facilities Authority, School Improvements Revenue Bonds, Callable 12/01/18 @ 102, (Moral Obligation) (OID), 7.63%, 12/01/40	250,000	277,555

Colorado Health Facilities Authority, Refunding Revenue Bonds, Series B, Callable 01/01/20 @ 100, 5.25%, 01/01/30	100,000	100,497

Montrose Memorial Hospital, Hospital Improvements Revenue Bonds, Callable 12/01/13 @ 102 (OID), 6.00%, 12/01/33	500,000	456,550

		1,119,742

Connecticut 1.08%
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries D-1, Callable 05/15/20 @ 100 (GO OF AUTH), 4.38%, 11/15/31	100,000	89,996

Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries E-1, Callable 05/15/20 @ 100 (GO OF AUTH), 4.88%, 11/15/46	100,000	94,426

Connecticut State Development Authority, Refunding Revenue Bonds, Series A, Callable 05/01/17 @ 100, (LOC Citibank) (OID), 4.75%, 05/01/42	250,000	201,775

Connecticut State Health & Educational Facility Authority, Refunding Revenue Bonds, Series P, Callable 07/01/20 @ 100, 5.00%, 07/01/28	100,000	97,720

Connecticut State Health & Educational Facility Authority, University & College Improvements Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	250,000	238,363

Connecticut State Health & Educational Facility Authority, University & College Improvements Revenue Bonds, Series O, Callable 07/01/20 @ 100 (OID), 4.75%, 07/01/30	100,000	91,981

State of Connecticut, Refunding Revenue Bonds, Callable 11/01/20 @ 100, 5.00%, 11/01/22	100,000	108,729

University of Connecticut, University & College Improvements Revenue Bonds, Series A, Callable 02/15/20 @ 100 (GO OF UNIVERSITY), 5.00%, 02/15/28	50,000	52,115

		975,105

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2010

	Principal Amount	Market Value
District of Columbia 0.57%
District of Columbia, Hospital Improvements Revenue Bonds, Subseries 2, Callable 07/15/18 @ 101 (FSA), 5.45%, 07/15/35	$530,000	$ 511,243

Florida 5.01%
City of Jacksonville, Public Improvements Revenue Bonds, Series A, Callable 10/01/19 @ 100 (OID), 4.75%, 10/01/34	200,000	189,884

City of Miami, Parking Facility Improvements Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/35	100,000	94,729

City of Miami, Parking Facility Improvements Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/39	125,000	116,623

City of Miami, Public Improvements Revenue Bonds, Callable 01/01/18 @ 100, (NATL-RE) (OID), 5.00%, 01/01/37	500,000	459,255

City of Miami, Refunding Revenue Bonds, Callable 10/01/19 @ 100 (OID), 5.35%, 10/01/39	500,000	480,130

County of Miami-Dade, Hospital Improvements Revenue Bonds, Callable 06/01/19 @ 100, (Assured Guaranty) (OID), 5.75%, 06/01/39	100,000	99,994

County of Miami-Dade, Port, Airport & Marina Improvements Revenue Bonds, Series A, Callable 10/01/20 @ 100 (OID), 5.25%, 10/01/30	150,000	144,456

County of Miami-Dade, Port, Airport & Marina Improvements Revenue Bonds, Series B, Callable 10/01/20 @ 100 (AGM), 5.00%, 10/01/35	500,000	474,140

County of Miami-Dade, Public Improvements, General Obligation Unlimited, Series B1, Callable 07/01/18 @ 100 (OID), 5.63%, 07/01/38	250,000	259,027

County of Miami-Dade, Recreational Facility Improvements Revenue Bonds, Series C, Callable 10/01/19 @ 100, (Assured Guaranty) (OID), 5.38%, 10/01/28	250,000	251,450

Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, Series A, 5.00%, 08/15/14	100,000	105,774

Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/20 @ 100 (OID), 5.50%, 08/15/24	230,000	230,324

Escambia County Health Facilities Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/20 @ 100 (OID), 5.75%, 08/15/29	125,000	122,890

HIGH YIELD TAX FREE BOND FUND	11

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2010

	Principal Amount	Market Value
Florida (cont.)
Florida Housing Finance Corp., State Single-Family Housing Revenue Bonds, Series 2, Callable 07/01/19 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 5.00%, 07/01/39	$125,000	$118,814

Florida State Board of Education, School Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 101 (OID), 5.25%, 07/01/24	380,000	412,786

Greater Orlando Aviation Authority, Port, Airport & Marina Improvements Revenue Bonds, Series A, Callable 10/01/20 @ 100, 5.00%, 10/01/25	200,000	204,946

Hillsborough County Industrial Development Authority, School Improvements Revenue Bonds, Series A, Callable 05/15/17 @ 100, 5.13%, 05/15/37	250,000	192,217

Miami-Dade County Expressway Authority, Refunding Revenue Bonds, Series A, Callable 07/01/20 @ 100 (Assured Guaranty), 4.90%, 07/01/35	500,000	460,625

Orange County Health Facilities Authority, Hospital Improvements Revenue Bonds, 5.25%, 10/01/19	100,000	103,607

		4,521,671

Georgia 1.57%
Albany-Dougherty Inner City Authority, University & College Improvements Revenue Bonds, Callable 07/01/20 @ 100 (Assured Guaranty), 5.00%, 07/01/35	250,000	228,500

City of Atlanta, Refunding Revenue Bonds, Series B, Callable 11/01/19 @ 100, (AGM) (OID), 5.38%, 11/01/39	250,000	249,073

Coffee County Hospital Authority, Refunding Revenue Bonds, Callable 12/01/14 @ 100, 5.00%, 12/01/19	250,000	250,163

Gainesville & Hall County Hospital Authority, Hospital Improvements Revenue Bonds, Series A, Callable 02/15/20 @ 100 (OID), 5.38%, 02/15/40	750,000	686,760

		1,414,496

Hawaii 0.04%
Hawaii Pacific Health, Hospital Improvements Revenue Bonds, Series B, Callable 07/01/20 @ 100 (OID), 5.75%, 07/01/40	40,000	37,938

Illinois 2.58%
City of Chicago, Local Multi-Family Housing Revenue Bonds, Callable 08/01/20 @ 100 (FHLMC), 4.75%, 02/01/31	250,000	238,473

Illinois Finance Authority, Hospital Improvements Revenue Bonds, Callable 02/15/18 @ 100 (OID), 5.50%, 02/15/38	250,000	227,123

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Illinois (cont.)
Illinois Finance Authority, Hospital Improvements Revenue Bonds, Callable 08/15/19 @ 100 (OID), 7.00%, 08/15/44	$250,000	$ 267,467

Illinois Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/18 @ 100, (Assured Guaranty) (OID), 5.25%, 08/15/47	250,000	229,200

Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100 (OID), 5.50%, 08/15/24	215,000	211,551

Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100 (OID), 6.00%, 08/15/38	175,000	168,376

Illinois Finance Authority, Refunding Revenue Bonds, Callable 08/15/18 @ 100 (OID), 5.50%, 08/15/30	520,000	489,081

Railsplitter Tobacco Settlement Authority, Public Improvements Revenue Bonds (OID), 5.13%, 06/01/19	250,000	250,920

Railsplitter Tobacco Settlement Authority, Public Improvements Revenue Bonds, Callable 06/01/21 @ 100 (OID), 6.00%, 06/01/28	250,000	246,010

		2,328,201

Indiana 0.68%
Indiana Finance Authority, Hospital Improvements Revenue Bonds, Callable 11/01/19 @ 100 (OID), 5.25%, 11/01/39	250,000	246,690

Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	100,000	99,991

Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100 (OID), 5.25%, 12/01/38	265,000	264,600

		611,281

Iowa 0.33%
Iowa Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 08/15/19 @ 100, (Assured Guaranty) (OID), 5.38%, 08/15/29	300,000	301,521

Kansas 0.27%
Kansas Development Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	250,000	242,523

Kentucky 1.13%
Kentucky Economic Development Finance Authority, Recreational Facility Improvements Revenue Bonds, Subseries A-1, Callable 06/01/18 @ 100, (Assured Guaranty) (OID), 6.00%, 12/01/38	750,000	764,753

HIGH YIELD TAX FREE BOND FUND	13

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Kentucky (cont.)
Kentucky Municipal Power Agency, Revenue Bonds, Series A, Callable 09/01/20 @ 100 (Assured Guaranty), 5.00%, 09/01/23	$ 250,000	$ 259,290

		1,024,043

Louisiana 2.97%
Louisiana Public Facilities Authority, Refunding Revenue Bonds, Series A, Callable 07/01/19 @ 100 (OID), 6.00%, 07/01/29	250,000	255,665

Parish of St. John Baptist, Industrial Improvements Revenue Bonds, Series A, Callable 06/01/17 @ 100, 5.13%, 06/01/37	2,685,000	2,424,689

		2,680,354

Maine 0.21%
Maine State Housing Authority, Local Single-Family Housing Revenue Bonds, Series C, Callable 01/15/19 @ 100, 5.00%, 11/15/29	100,000	98,947

Maine State Housing Authority, State Single-Family Housing Revenue Bonds, Series A, Callable 01/15/20 @ 100, 4.25%, 11/15/27	100,000	93,935

		192,882

Maryland 2.63%
Maryland Community Development Administration, Refunding Revenue Bonds, Series B, Callable 03/01/20 @ 100, 5.13%, 09/01/30	350,000	338,405

Maryland Community Development Administration, State Multi-Family Housing Revenue Bonds, Series B, Callable 09/01/18 @ 100, 4.75%, 09/01/39	250,000	233,317

Maryland Community Development Administration, State Single-Family Housing Revenue Bonds, Series C, Callable 09/01/18 @ 100, 4.55%, 09/01/39	500,000	450,570

Maryland Economic Development Corp., Port, Airport & Marina Improvements Revenue Bonds, Series B, Callable 06/01/20 @ 100 (OID), 5.38%, 06/01/25	500,000	475,665

Maryland Economic Development Corp., Port, Airport & Marina Improvements Revenue Bonds, Series B, Callable 06/01/20 @ 100 (OID), 5.75%, 06/01/35	445,000	419,951

Maryland Health & Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 05/15/20 @ 100 (OID), 4.63%, 05/15/35	60,000	54,002

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Maryland (cont.)
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 05/15/16 @ 100, 5.25%, 05/15/46	$165,000	$ 155,174

Montgomery County Housing Opportunites Commission, Local Multi-Family Housing Revenue Bonds, Series B-1, Callable 07/01/20 @ 100, 5.00%, 07/01/31	250,000	243,743

		2,370,827

Massachusetts 0.88%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100 (OID), 5.20%, 01/01/27	100,000	96,918

Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100 (OID), 5.25%, 01/01/29	100,000	96,085

Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, 4.25%, 07/01/18	150,000	149,238

Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, Callable 07/01/20 @ 100 (OID), 5.00%, 07/01/30	100,000	91,605

Massachusetts Housing Finance Agency, State Mulit-Family Housing Revenue Bonds, Series A, Callable 06/01/20 @ 100 (FHA), 5.25%, 12/01/35	175,000	169,327

Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series C, Callable 06/01/19 @ 100, 4.85%, 12/01/29	100,000	95,710

Massachusetts Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series C, Callable 06/01/19 @ 100, 5.13%, 12/01/39	100,000	96,875

		795,758

Michigan 3.39%
Cesar Chavez Academy, Inc., School Improvements, Certificate of Participation, Callable 02/01/13 @ 102, 6.50%, 02/01/33	185,000	183,490

Crossroads Charter Academy, Refunding Revenue Bonds, Callable 06/01/17 @ 100 (OID), 5.25%, 06/01/35	250,000	181,305

Michigan Public Educational Facilities Authority, School Improvements Revenue Bonds, Series A, Callable 12/01/15 @ 100, 6.00%, 12/01/35	500,000	453,370

Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100 (OID), 5.63%, 11/15/29	100,000	95,682

HIGH YIELD TAX FREE BOND FUND	15

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Michigan (cont.)
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100 (OID), 5.75%, 11/15/39	$250,000	$240,130

Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, Callable 06/01/17 @ 100 (OID), 6.00%, 06/01/48	1,700,000	1,158,091

Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Series A, Callable 06/01/18 @ 100 (OID), 6.88%, 06/01/42	250,000	236,953

Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/14 @ 100, 6.00%, 08/01/29	250,000	257,417

Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/19 @ 100, 6.38%, 08/01/29	250,000	253,025

		3,059,463

Minnesota 0.22%
City of St. Cloud, Refunding Revenue Bonds, Series A, Callable 05/01/15 @ 100 (OID), 5.00%, 05/01/25	200,000	198,774

Mississippi 0.25%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	250,000	229,767

Missouri 0.55%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, Series A, Callable 10/01/19 @ 100 (OID), 5.88%, 10/01/36	250,000	262,100

Missouri Housing Development Commission, State Single-Family Housing Revenue Bonds, Series D, Callable 09/01/19 @ 100, (Ginnie Mae) (Fannie Mae), 4.70%, 03/01/35	245,000	231,461

		493,561

Montana 0.27%
Montana Facility Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	250,000	241,197

Nebraska 0.28%
Nebraska Investment Finance Authority, State Single-Family Housing Revenue Bonds, Series A, Callable 09/01/20 @ 100, 6.05%, 09/01/41	250,000	251,520

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Nevada 0.15%
City of Reno, Hospital Improvements Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	$50,000	$ 48,473

Nevada Housing Division, State Single-Family Housing Revenue Bonds, Series I, Callable 04/01/20 @ 100, (GNMA) (FNMA) (FHLMC), 4.40%, 04/01/27	100,000	92,227

		140,700

New Hampshire 0.38%
New Hampshire Health & Education Facilities Authority, Refunding Revenue Bonds, Callable 01/01/15 @ 100, (ACA), 5.00%, 01/01/36	250,000	235,717

New Hampshire Health & Education Facilities Authority, Refunding Revenue Bonds, Callable 10/01/19 @ 100, 6.25%, 04/01/26	100,000	110,768

		346,485

New Jersey 6.12%
Essex County Improvement Authority, Public Improvements Revenue Bonds, Series B, Callable 11/01/20 @ 100, (AGM) (OID), 5.75%, 11/01/30	250,000	247,355

Hudson County Improvement Authority, Refunding Revenue Bonds (AGM), 5.40%, 10/01/25	150,000	150,897

New Jersey Economic Development Authority, Economic Improvements Revenue Bonds, Callable 02/03/11 @ 100, 5.63%, 06/15/19	1,050,000	1,049,612

New Jersey Economic Development Authority, Economic Improvements Revenue Bonds, Callable 06/15/12 @ 100 (OID), 5.50%, 06/15/24	400,000	375,236

New Jersey Economic Development Authority, Economic Improvements Revenue Bonds, Callable 06/15/14 @ 100 (OID), 5.75%, 06/15/29	450,000	416,592

New Jersey Economic Development Authority, School Improvements Revenue Bonds, Series CC-2, Callable 06/15/20 @ 100, 5.00%, 12/15/32	100,000	99,997

New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Callable 01/01/14 @ 100, (Assured Guaranty) (OID), 5.38%, 07/01/29	500,000	505,970

New Jersey Health Care Facilities Financing Authority, Hospital Improvements Revenue Bonds, Series A, Callable 10/01/19 @ 100, (State Appropriation) (OID), 5.75%, 10/01/31	520,000	540,946

HIGH YIELD TAX FREE BOND FUND	17

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
New Jersey (cont.)
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 5.00%, 07/01/27	$250,000	$ 245,320

New Jersey Higher Education Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/32	100,000	97,206

New Jersey Higher Education Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @100, 5.25%, 12/01/28	250,000	244,875

New Jersey Higher Education Assistance Authority, Revenue Bonds, Series 2, Callable 12/01/20 @ 100 (OID), 5.00%, 12/01/36	65,000	60,962

New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing Revenue Bonds, Series CC, Callable 04/01/19 @ 100, 5.00%, 10/01/34	185,000	180,220

Newark Housing Authority, Public Improvements Revenue Bonds, Callable 12/01/19 @ 100 (Assured Guaranty) (GO OF CITY), 6.75%, 12/01/38	750,000	834,240

Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series 1A, Callable 06/01/17 @ 100 (OID), 5.00%, 06/01/41	800,000	476,920

		5,526,348

New Mexico 0.79%
New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, Callable 08/01/19 @ 100, 5.13%, 08/01/35	445,000	434,947

New Mexico Hospital Equipment Loan Council, Hospital Improvements Revenue Bonds, Callable 08/01/19 @ 100 (OID), 5.00%, 08/01/39	225,000	213,842

Village of Los Ranchos de Albuquerque, Refunding Revenue Bonds, Callable 09/01/20 @ 100 (OID), 4.50%, 09/01/40	75,000	62,674

		711,463

New York 16.96%
Hudson Yards Infrastructure Corp., Transit Improvements Revenue Bonds, Series A, Callable 02/15/17 @ 100, 5.00%, 02/15/47	1,500,000	1,358,925

Long Island Power Authority, Refunding Revenue Bonds, Series A, Callable 04/01/19 @ 100 (OID), 5.75%, 04/01/39	250,000	255,567

Metropolitan Transportation Authority, Refunding Revenue Bonds, Series A, Callable 11/15/12 @ 100, 5.75%, 11/15/32	250,000	252,127

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
New York (cont.)
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series D, Callable 11/15/20 @ 100 (OID), 5.25%, 11/15/34	$500,000	$493,270

Metropolitan Transportation Authority, Refunding Revenue Bonds, Series E, Callable 11/15/12 @ 100, (BHAC-CR) (OID), 5.25%, 11/15/31	500,000	501,900

Monroe County Industrial Development Corp., Hospital Improvements Revenue Bonds, Callable 02/15/21 @ 100 (FHA), 5.75%, 08/15/35	250,000	267,800

New York City Housing Development Corp, Local Multi-Family Housing Revenue Bonds, Series K, Callable 05/01/19 @ 100, 4.75%, 11/01/29	100,000	94,042

New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series A, Callable 09/15/19 @ 100 (Fannie Mae), 4.50%, 09/15/25	200,000	197,448

New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series C, Callable 11/01/19 @ 100, 4.95%, 05/01/47	500,000	468,830

New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series D-1-A, Callable 05/01/20 @ 100, 4.85%, 11/01/35	250,000	237,193

New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.60%, 11/01/29	100,000	93,507

New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.85%, 05/01/41	250,000	227,685

New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series G, Callable 11/01/20 @ 100, 4.75%, 05/01/41	250,000	227,383

New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series J-1, 5.00%, 05/01/20	150,000	161,448

New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.90%, 11/01/40	250,000	231,907

New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.95%, 11/01/43	250,000	232,050

HIGH YIELD TAX FREE BOND FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2010

	Principal Amount	Market Value
New Jersey (cont.)
New York City Housing Development Corp., Refunding Revenue Bonds, Series J, Callable 05/01/19 @ 100, 4.80%, 05/01/36	$250,000	$236,330

New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 01/01/19 @ 100, (Assured Guaranty) (OID), 6.50%, 01/01/46	650,000	689,839

New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (FGIC), 5.00%, 03/01/31	145,000	138,777

New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (NATL-RE), 5.00%, 03/01/36	200,000	183,898

New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100 (FGIC), 5.00%, 03/01/46	3,000,000	2,686,590

New York City Industrial Development Agency, Recreational Facility Improvements Revenue Bonds, Callable 09/01/16 @ 100, (FGIC) (OID), 4.50%, 03/01/39	100,000	83,756

New York City Transitional Finance Authority, School Improvements Revenue Bonds, Series S-3, Callable 01/15/19 @ 100, (State Aid Withholding) (OID), 5.38%, 01/15/34	250,000	255,800

New York City Trust For Cultural Resources, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, 5.00%, 12/01/39	100,000	95,016

New York Convention Center Development Corp., Recreational Facility Improvements Revenue Bonds, Callable 11/15/15 @ 100 (AMBAC), 5.00%, 11/15/44	250,000	230,875

New York Mortgage Agency, Refunding Revenue Bonds, 5.00%, 04/01/18	50,000	55,513

New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/17 @ 100, 5.00%, 05/01/22	650,000	660,517

New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/19 @ 100, 5.50%, 05/01/30	500,000	501,615

New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 05/01/19 @ 100 (OID), 5.50%, 05/01/37	350,000	348,523

New York State Dormitory Authority, Hospital Improvements Revenue Bonds, Series A, Callable 11/01/16 @ 100, 5.00%, 11/01/34	750,000	694,860

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
New York (cont.)
New York State Dormitory Authority, Refunding Revenue Bonds, Callable 08/15/15 @ 100 (FHA), 4.90%, 08/15/31	$500,000	$ 462,405

New York State Dormitory Authority, Refunding Revenue Bonds, Series A, Callable 07/01/20 @ 100, 5.00%, 07/01/26	300,000	298,080

New York State Dormitory Authority, School Improvements Revenue Bonds, Series B, Callable 10/01/20 @ 100, (GO OF DISTS) (AGM), 4.75%, 10/01/40	165,000	146,553

New York State Dormitory Authority, University & College Improvements Revenue Bonds, Callable 07/01/19 @ 100, (GO OF INSTN) (OID), 5.25%, 07/01/33	200,000	193,090

New York State Dormitory Authority, University & College Improvements Revenue Bonds, Callable 07/01/19 @ 100, (GO OF INSTN) (OID), 5.13%, 07/01/39	250,000	235,217

New York State Dormitory Authority, University & College Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100, 5.25%, 07/01/48	750,000	755,535

New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series A, Callable 05/01/20 @ 100, 4.85%, 11/01/36	100,000	92,799

New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.80%, 11/01/34	250,000	242,153

New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.85%, 11/01/41	205,000	192,231

New York State Housing Finance Agency, State Multi-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 5.00%, 11/01/45	150,000	142,575

New York State Urban Development Corp., Public Improvements Revenue Bonds, Series A, 5.00%, 03/15/20	100,000	112,875

Tobacco Settlement Financing Corp., Housing Revenue Bonds, Series B-1C, Callable 06/01/13 @ 100, 5.50%, 06/01/19	250,000	268,613

		15,305,117

North Carolina 0.61%
Charlotte-Mecklenburg Hospital Authority, Refunding Revenue Bonds, Series A, Callable 01/15/19 @ 100 (OID), 5.25%, 01/15/34	100,000	100,453

North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, Series B, Callable 01/01/19 @ 100 (OID), 4.50%, 01/01/22	250,000	252,003

HIGH YIELD TAX FREE BOND FUND	21

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
North Carolina (cont.)
North Carolina Turnpike Authority, Highway Improvements Revenue Bonds, Series A, Callable 01/01/19 @ 100, (Assured Guaranty) (OID), 5.75%, 01/01/39	$200,000	$201,398

		553,854

North Dakota 1.36%
City of Grand Forks, Hospital Improvements Revenue Bonds, Callable 02/03/11 @ 100 (NATL-RE) (OID), 5.63%, 08/15/27	1,250,000	1,225,488

Ohio 5.24%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100 (OID), 6.00%, 06/01/42	410,000	280,354

Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, 6.50%, 06/01/47	5,160,000	3,742,909

Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes Revenue Bonds, Series A-2, Callable 06/01/17 @ 100 (OID), 5.88%, 06/01/47	315,000	207,708

Ohio Higher Educational Facility Commission, Hospital Improvements Revenue Bonds, Series A, Callable 01/15/15 @ 100, 7.00%, 01/15/39	250,000	261,635

Ohio Higher Educational Facility Commission, Refunding Revenue Bonds, Callable 07/01/20 @ 100 (OID), 5.00%, 07/01/44	250,000	235,325

		4,727,931

Oregon 1.45%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100 (AGM), 5.00%, 08/15/21	100,000	106,106

Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100 (AGM), 5.50%, 08/15/28	250,000	257,700

Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM) (OID), 5.13%, 08/15/40	250,000	237,407

Oregon Health & Science University, Cash Flow Management Revenue Bonds, Series A, Callable 07/01/19 @ 100, 5.88%, 07/01/33	500,000	521,530

Oregon State Facilities Authority, Refunding Revenue Bonds, Series A, Callable 11/01/19 @ 100, 5.00%, 11/01/39	200,000	187,528

		1,310,271

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Pennsylvania 1.98%

City of Philadelphia, Public Improvements, General Obligation Limited, Series B, Callable 07/15/16 @ 100, (Assured Guaranty) (OID), 7.13%, 07/15/38	$750,000	$834,158

Montgomery County Industrial Development Authority, Hospital Improvements Revenue Bonds, Callable 08/01/20 @ 100 (FHA), 5.38%, 08/01/38	500,000	494,660

Pennsylvania Higher Educational Facilities Authority, University & College Improvements Revenue Bonds, Callable 05/01/13 @ 100 (OID), 5.50%, 05/01/34	100,000	97,807

Philadelphia Municipal Authority, Public Improvements Revenue Bonds, Callable 04/01/19 @ 100 (OID), 6.38%, 04/01/29	250,000	259,613

Philadelphia Municipal Authority, Public Improvements Revenue Bonds, Callable 04/01/19 @ 100 (OID), 6.50%, 04/01/39	100,000	102,613

		1,788,851
Puerto Rico 14.61%

Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.25%, 07/01/20	350,000	358,047

Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.00%, 07/01/24	500,000	497,090

Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100 (CIFG-TCRS), 5.00%, 07/01/29	200,000	184,310

Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, 5.25%, 07/01/26	250,000	249,735

Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100 (OID), 5.38%, 07/01/33	250,000	237,043

Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Callable 07/01/16 @ 100, 5.00%, 07/01/18	250,000	256,140

Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, (NATL-RE), 5.50%, 07/01/19	500,000	518,870

HIGH YIELD TAX FREE BOND FUND	23

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Puerto Rico (cont.)

Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100 (OID), 5.00%, 07/01/22	$250,000	$ 246,137

Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A-4, Callable 01/01/20 @ 101 (AGM), 5.00%, 07/01/31	200,000	190,156

Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series B, Callable 07/01/14 @ 100, 5.88%, 07/01/36	100,000	100,891

Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series C, Callable 07/01/19 @ 100 (OID), 6.00%, 07/01/39	1,525,000	1,552,359

Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 6.00%, 07/01/44	355,000	357,549

Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100, (Assured Guaranty) (OID), 5.13%, 07/01/47	500,000	475,130

Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements Revenue Bonds, Series A, Callable 07/01/18 @ 100 (OID), 6.00%, 07/01/38	250,000	252,697

Puerto Rico Electric Power Authority, Electric Light & Power Improvements Revenue Bonds, Series RR, Callable 07/01/15 @ 100 (AGM), 5.00%, 07/01/20	500,000	521,610

Puerto Rico Electric Power Authority, Electric Light & Power Improvements Revenue Bonds, Series TT, Callable 07/01/17 @ 100, 5.00%, 07/01/37	250,000	230,385

Puerto Rico Electric Power Authority, Electric Light & Power Improvements Revenue Bonds, Series XX, Callable 07/01/15 @ 100 (OID), 5.25%, 07/01/35	250,000	237,457

Puerto Rico Electric Power Authority, Refunding Revenue Bonds, Series CCC, Callable 07/01/20 @ 100, 5.00%, 07/01/28	250,000	236,353

Puerto Rico Highway & Transportation Authority, Highway Improvements Revenue Bonds, Series D, Callable 07/01/12 @ 100, (AGM) (OID), 5.00%, 07/01/32	250,000	250,495

Puerto Rico Highway & Transportation Authority, Refunding Revenue Bonds, Series AA-1, Callable 07/01/20 @ 100 (AGM), 4.95%, 07/01/26	200,000	196,392

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Puerto Rico (cont.)

Puerto Rico Highway & Transportation Authority, Refunding Revenue Bonds, Series H, Callable 07/01/20 @ 100, 5.45%, 07/01/35	$100,000	$ 94,455

Puerto Rico Public Buildings Authority, Economic Improvements Revenue Bonds, Series N, Callable 07/01/17 @ 100, (Commonwealth Guaranteed), 5.50%, 07/01/20	210,000	217,757

Puerto Rico Public Buildings Authority, Public Improvements Revenue Bonds, Series I, Callable 07/01/14 @ 100, (Commonwealth Guaranteed) (OID), 5.25%, 07/01/33	645,000	612,376

Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.25%, 07/01/31	375,000	382,406

Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 06/01/14 @ 100 (Commonwealth Guaranteed), 7.00%, 07/01/25	250,000	267,237

Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.25%, 07/01/26	350,000	370,776

Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.75%, 07/01/36	240,000	256,440

Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series Q, Callable 07/01/14 @ 100 (Commonwealth Guaranteed), 6.00%, 07/01/38	100,000	101,630

Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series Q, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 5.63%, 07/01/39	220,000	213,173

Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100, 4.38%, 08/01/20	175,000	174,116

Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100, 4.88%, 08/01/24	250,000	247,910

Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100, 5.50%, 08/01/37	1,700,000	1,660,492

Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100 (OID), 5.25%, 08/01/30	100,000	97,725

HIGH YIELD TAX FREE BOND FUND	25

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Puerto Rico (cont.)

Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 02/01/20 @ 100, (AGM) (OID), 5.00%, 08/01/40	$250,000	$237,067

Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series A, Callable 08/01/19 @ 100 (OID), 5.75%, 08/01/37	295,000	296,569

Puerto Rico Sales Tax Financing Corp., Public Improvements Revenue Bonds, Series C, Callable 08/01/20 @ 100 (OID), 5.38%, 08/01/36	850,000	806,446

		13,185,421

Rhode Island 1.37%

Rhode Island Housing & Mortgage Finance Corp., State Multi-Family Housing Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.38%, 10/01/35	215,000	208,546

Rhode Island Housing & Mortgage Finance Corp., State Multi-Family Housing Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.88%, 10/01/51	250,000	241,547

Rhode Island Student Loan Authority, Student Loans Revenue Bonds, Series A, Callable 12/01/19 @ 100, 6.35%, 12/01/30	500,000	513,635

Rhode Island Turnpike & Bridge Authority, Highway Improvements Revenue Bonds, Series A, Callable 12/01/20 @ 100 (OID), 5.13%, 12/01/35	250,000	239,313

Rhode Island Turnpike & Bridge Authority, Highway Improvements Revenue Bonds, Series A, Callable 12/01/20 @ 100 (OID), 5.00%, 12/01/39	35,000	32,671

		1,235,712

South Carolina 0.32%

South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/14 @ 100 (OID), 5.75%, 08/01/36	250,000	238,727

South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100 (OID), 5.75%, 08/01/39	50,000	47,385

		286,112

South Dakota 0.11%

South Dakota Housing Development Authority, State Single-Family Housing Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.70%, 05/01/27	100,000	97,654

26	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Tennessee 0.22%

Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements Revenue Bonds, Series A-1, Callable 07/01/20 @ 100, 5.00%, 07/01/26	$200,000	$196,614

Texas 6.21%

Garza County Public Facility Corp., Public Improvements Revenue Bonds, Callable 10/01/16 @ 100, 5.75%, 10/01/25	250,000	252,697

Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, 5.00%, 10/01/19	100,000	105,197

Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 10/01/19 @ 100 (OID), 4.75%, 10/01/25	175,000	169,575

North Texas Tollway Authority, Refunding Revenue Bonds, Callable 01/01/21 @ 100 (OID), 6.00%, 01/01/38	100,000	99,999

North Texas Tollway Authority, Refunding Revenue Bonds, Series A, Callable 01/01/19 @ 100 (OID), 6.25%, 01/01/39	250,000	253,917

North Texas Tollway Authority, Refunding Revenue Bonds, Series B, Callable 01/01/18 @ 100 (OID), 5.75%, 01/01/40	210,000	202,824

North Texas Tollway Authority, Refunding Revenue Bonds, Series F, Callable 01/01/16 @ 100, 6.13%, 01/01/31	1,250,000	1,269,525

North Texas Tollway Authority, Refunding Revenue Bonds, Series F, Callable 01/01/18 @ 100 (OID), 5.75%, 01/01/33	555,000	523,964

Schertz-Seguin Local Government Corp., Water Utility Improvements Revenue Bonds, Callable 02/01/19 @ 100, (AGM) (OID), 4.75%, 02/01/38	100,000	89,139

Schertz-Seguin Local Government Corp., Water Utility Improvements Revenue Bonds, Callable 02/01/19 @ 100, (AGM) (OID), 4.75%, 02/01/41	100,000	88,382

Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, (Assured Guaranty) (OID), 4.50%, 09/01/19	100,000	99,569

Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, Callable 09/01/14 @ 100, (Assured Guaranty) (OID), 5.38%, 09/01/30	1,000,000	979,140

Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements Revenue Bonds, Series B, Callable 09/01/19 @ 100, (Assured Guaranty) (OID), 5.13%, 09/01/25	100,000	97,826

HIGH YIELD TAX FREE BOND FUND	27

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Texas (cont.)

Tarrant County Health Facilities Development Corp., Hospital Improvements Revenue Bonds, Series A, 5.00%, 12/01/16	$50,000	$55,775

Tarrant County Health Facilities Development Corp., Hospital Improvements Revenue Bonds, Series A, Callable 12/01/19 @ 100, 5.00%, 12/01/23	100,000	103,261

Texas A&M University, Refunding Revenue Bonds, Series B, Callable 05/15/20 @ 100, 5.00%, 05/15/39	100,000	100,068

Texas State Public Finance Authority Charter School Finance Corp., Refunding Revenue Bonds, Series A, Callable 02/15/14 @ 100, (ACA), 5.00%, 02/15/36	900,000	719,829

Tyler Health Facilities Development Corp., Hospital Improvements Revenue Bonds, Series B, Callable 07/01/17 @ 100, 5.00%, 07/01/37	500,000	398,910

		5,609,597

Virgin Islands 0.11%

Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Series B, Callable 10/01/19 @ 100, 5.00%, 10/01/25	100,000	96,652

Virginia 0.24%

Virginia Housing Development Authority, State Multi-Family Housing Revenue Bonds, Series E, Callable 04/01/20 @ 100, 4.50%, 10/01/45	250,000	214,263

Washington 1.64%

Grays Harbor County Public Utility District No. 1, Electric Light & Power Improvements Revenue Bonds, Callable 01/01/17 @ 100, (NATL-RE) (FGIC), 5.00%, 07/01/24	250,000	254,135

Washington Health Care Facilities Authority, Hospital Improvements Revenue Bonds, Callable 10/01/19 @ 100 (OID), 5.63%, 10/01/38	500,000	509,130

Washington Health Care Facilities Authority, Refunding Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/28	250,000	241,123

Washington State Housing Finance Commission, State Single-Family Housing Revenue Bonds, Series 2N, Callable 06/01/19 @ 100, (Ginnie Mae) (Fannie Mae) (Freddie Mac), 4.70%, 06/01/36	500,000	474,400

		1,478,788

West Virginia 0.51%

West Virginia Hospital Finance Authority, Hospital Improvements Revenue Bonds, Series A, 5.00%, 09/01/19	250,000	265,307

28	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
West Virginia (cont.)
West Virginia Hospital Finance Authority, Hospital Improvements Revenue Bonds, Series A, Callable 09/01/19 @ 100, (OID), 5.63%, 09/01/32	$200,000	$ 195,698

		461,005

Wisconsin 3.39%
Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/18	400,000	409,928

Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/31	100,000	89,237

Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Series A, Callable 04/15/15 @ 100 (OID), 5.63%, 04/15/33	100,000	96,365

Wisconsin Health & Educational Facilities Authority, Hospital Improvements Revenue Bonds, Series A, Callable 04/15/20 @ 100 (OID), 5.25%, 04/15/24	100,000	99,143

Wisconsin Health & Educational Facilities Authority, Refunding Revenue Bonds, Series A, Callable 08/15/13 @ 100, (OID), 5.13%, 08/15/33	2,115,000	1,821,967

Wisconsin Health & Educational Facilities Authority, Refunding Revenue Bonds, Series B, Callable 08/15/16 @ 100, 5.13%, 08/15/30	500,000	442,560

Wisconsin Housing & Economic Development Authority, State Multi-Family Housing Revenue Bonds, Series A, Callable 05/01/20 @ 100, (GO OF AUTH) (OID), 5.63%, 11/01/35	100,000	99,132

		3,058,332

Wyoming 0.23%
County of Campbell, Resource Recovery Improvements Revenue Bonds, Series A, Callable 07/15/19 @ 100, 5.75%, 07/15/39	200,000	206,522

Total Investments — 97.54% (Cost $89,274,127*)		88,033,371
Cash and Other Assets Net of Liabilities — 2.46%		2,220,698

NET ASSETS — 100.00%		$90,254,069
ACA - Insured by ACA Financial Guaranty Corp.
AGM - Assured Guaranty Municipal.		$
AMBAC - Insured by AMBAC Indemnity Corp.
BHAC-CR - Berkshire Hathaway Assurance Corp. Custodial Receipts
CIFG - Insured by CDC IXIS Financial Guaranty.

HIGH YIELD TAX FREE BOND FUND	29

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

FGIC - Insured by Financial Guaranty Insurance Corp.

FHA - Insured by Federal Housing Administration.

FSA - Financial Security Assurance.

GO - General Obligation

LOC - Letter of Credit

MBIA - Insured by MBIA.

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

TCRS - Transferable Custodial Receipts.

XLCA - Insured by XL Capital Assurance.

*   The aggregate cost for federal income tax purposes is $89,276,071, and net unrealized depreciation consists of:

Gross unrealized appreciation	$1,636,318
Gross unrealized depreciation	(2,879,018)

Net unrealized depreciation	$(1,242,700)

30	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES   |  DECEMBER 31, 2010

ASSETS

Investments in securities at value (cost $89,274,127) (Note 1)	$88,033,371
Cash	441,615
Receivable for Fund shares sold	215,301
Receivable for investments sold	249,805
Dividends and interest receivable	1,502,978
Prepaid expenses	17,468

TOTAL ASSETS	90,460,538

LIABILITIES
Payable for Fund shares redeemed	25,570
Payable for investment advisory fees	19,197
Payable for accounting and administration fees	28,884
Payable for distributions to shareholders	76,168
Payable for audit fees	16,300
Payable for distribution fees (Note 3)	11,585
Payable for printing fees	14,982
Other accrued expenses	13,783

TOTAL LIABILITIES	206,469

NET ASSETS	$90,254,069
Net assets applicable to 9,988,038 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$90,254,069

Net asset value and redemption price per share ($90,254,069 ÷ 9,988,038 shares)	$9.04

Maximum offering price per share ($9.04 ÷ 0.9525)	$9.49

SOURCE OF NET ASSETS
As of December 31, 2010, net assets consisted of:
Paid-in capital	$92,294,005
Accumulated net realized loss on investments	(799,180)
Net unrealized depreciation on investments	(1,240,756)

NET ASSETS	$90,254,069

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	31

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010
INVESTMENT INCOME
Interest	$ 5,214,519

TOTAL INVESTMENT INCOME	5,214,519

EXPENSES
Investment Advisory fees (Note 3)	502,756
Distribution fees (Note 3)	125,689
Accounting and Administration fees	153,796
Auditing fees	16,300
Chief Compliance Officer salary (Note 3)	5,326
Custodian fees	21,433
Directors’ fees	9,671
Insurance expense	26,339
Legal fees	20,649
Printing expense	37,074
Registration fees	22,507
Transfer Agent fees	77,953
Other expenses	2,572

TOTAL EXPENSES	1,022,065
Fees waived and reimbursed by Adviser (Note 3)	(267,931)

NET EXPENSES	754,134

NET INVESTMENT INCOME	4,460,385

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(59,259)
Net change in unrealized appreciation/depreciation of investments	(3,307,963)

Net realized and unrealized loss on investments	(3,367,222)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 1,093,163

See accompanying notes to financial statements.

32	SPIRIT OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
OPERATIONS
Net investment income	$4,460,385	$ 2,726,138
Net realized (loss) from investment transactions	(59,259)	(556,635)
Net change in unrealized appreciation/depreciation of investments	(3,307,963)	7,893,041

Net increase in net assets resulting from operations	1,093,163	10,062,544

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(4,460,385)	(2,726,138)

Total distributions to shareholders	(4,460,385)	(2,726,138)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	38,416,153	42,307,972
Shares issued from reinvestment of distributions	2,2859,028	1,743,546
Shares redeemed	(15,582,869)	(6,433,008)

Increase in net assets derived from capital share transactions (a)	25,692,312	37,618,510

Total increase in net assets	22,325,090	44,954,916

NET ASSETS
Beginning of period	67,928,979	22,974,063

End of period	$ 90,254,069	$ 67,928,979

(a) Transactions in capital stock were:
Shares sold	4,036,428	4,786,414
Shares issued from reinvestment of distributions	302,002	197,087
Shares redeemed	(1,62,926)	(717,346)

Increase in shares outstanding	2,695,504	4,266,155

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	33

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Period Ended December 31, 2008*

Net Asset Value, Beginning of Period	$ 9.31	$ 7.59	$ 10.00

Income from Investment Operations:
Net investment income	0.51[1]	0.55[1]	0.47[1]
Net realized and unrealized gain (loss) on investments	(0.27)	1.73	(2.41)

Total from investment operations	0.24	2.28	(1.94)

Less Distributions:
Distributions from net investment income	(0.51)	(0.56)	(0.47)

Total distributions	(0.51)	(0.56)	(0.47)

Net Asset Value, End of Period	$ 9.04	$ 9.31	$ 7.59
Total Return[2]	2.44%	30.78%	(20.05%)

Ratios/Supplemental Data
Net assets, end of period (000)	$90,254	$67,929	$22,974
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.22%	1.41%	1.84%[3]
After expense reimbursement or recapture	0.90%	0.90%	0.30%[3]
Ratio of net investment income to average net assets	5.32%	6.22%	6.42%[3]
Portfolio turnover	8.66%	5.87%	6.63%[4]

1	Calculated based on the average number of shares outstanding during the period.
2	Calculation does not reflect sales load.
3	Calculation is annualized.
4	Calculation is not annualized.
*	The Fund commenced operations on February 29, 2008.

See accompanying notes to financial statements.

34	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS   |  DECEMBER 31, 2010

Note 1 - Significant Accounting Policies

Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on February 29, 2008. The Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds. The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

HIGH YIELD TAX FREE BOND FUND	35

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   DECEMBER 31, 2010

The summary of inputs used to value the Fund’s net assets as of December 31, 2010 is as follows:
High Yield Tax Free Bond Fund
Valuation Inputs
Level 1	- Quoted Prices	$—
Level 2	- Other Significant Observable Inputs *	88,033,371
Level 3	- Significant Unobservable Inputs	—
Total Market Value of Investments		$88,033,371
* Security Types as defined in the Schedule of Investments

During the year ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1 or Level 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact on the Funds’ financial statements.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 - Purchases and Sales of Securities Purchases and proceeds from the sales of securities for the year ended December 31, 2010, excluding short-term investments, were $32,018,761 and $7,140,018, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the

36	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   DECEMBER 31, 2010

Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2010 were $502,756.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 0.90% of the average daily net assets of the Fund through April 30, 2011. For the year ended December 31, 2010, the Adviser reimbursed the Fund $267,931.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2010 was $606,296. Of this balance, $116,140 will expire in 2011, $222,225 will expire in 2012, and $267,931 will expire in 2013.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.15% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2010, fees paid to the Distributor under the Plan were $125,689.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2010, sales charges received by the Distributor were $1,808,463. A contingent deferred sales charge(“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase. Certain redemptions made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus. For the year ended December 31, 2010, CDSC fees paid to the Distributor were $7,104.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2010, the Fund was allocated $5,326 of the Chief Compliance Officer’s salary.

Note 4 - Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

HIGH YIELD TAX FREE BOND FUND	37

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   DECEMBER 31, 2010

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations.

These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 – Federal Income Taxes The tax character of distributions paid during the years ended December 31, 2010 and 2009 were as follows:
Tax Basis Distributions
	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2010	$549,814	$3,910,571	$0	$4,460,385
12/31/2009	$414,275	$2,311,863	$0	$2,726,138

Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2010, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

required distributions of net capital gains to shareholders through the years of 2016 and 2017, respectively.

For the year ended December 31, 2010, the Fund utilized Capital Loss Carryforwards of $80,996.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Capital Loss Carryforward	$(610,766)
Deferred Post-October Losses	(186,470)
Unrealized depreciation	(1,242,700)

Total Distributable Earnings	$(2,039,936)

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $610,766, of which $40,049 and $570,717 are available to reduce future

38	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   DECEMBER 31, 2010

Note 6 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Exempt Interest Dividends

For the period ended December 31, 2010, in accordance with the Internal Revenue Code 852 (b)(5), the Fund qualifies to designate $3,910,571 as exempt-interest dividends. Shareholders may treat these distributions as excludable from gross income per Internal Revenue Code 103(a).

HIGH YIELD TAX FREE BOND FUND	39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Income Fund and Board of Directors Spirit of America Investment Fund, Inc. Syosset, New York

We have audited the accompanying statements of assets and liabilities of Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period February 29, 2008 (commencement of operations) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America High Yield Tax Free Bond Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period February 29, 2008 to December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 18, 2011

40	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT  |   DECEMBER 31, 2010

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). On November 30, 2010, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Investment Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Investment Advisory Agreement.

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials

HIGH YIELD TAX FREE BOND FUND	41

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2010

furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•  The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•  The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;

•  The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•  The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•  The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•  The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel referred the Directors to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of investment advisory agreements. In addition, the Independent Directors met with Independent Counsel in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board,

42	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |   DECEMBER 31, 2010

including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

HIGH YIELD TAX FREE BOND FUND	43

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |   DECEMBER 31, 2010

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Investment Advisory Agreement was in the best interests of each Fund.

44	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (74) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (49) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (74) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (74) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (74) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (57) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1997.	N/A	N/A

Joseph Pickard (50) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
2	Each Director serves for an indefinite term, until his successor is elected.
3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Distributor, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

HIGH YIELD TAX FREE BOND FUND	45

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America High Yield Tax Free Bond Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2010, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser Spirit of America Management Corp. 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006

Distributor David Lerner Associates, Inc. 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006

Shareholder Services BNY Mellon Investment Servicing (U.S.) Inc. 760 Moore Road King of Prussia, PA 19406

Custodian PFPC Trust Company 8800 Tinicum Boulevard, 4th floor Philadelphia, PA 19153

Independent Registered Public Accounting Firm Tait Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, PA 19103

Counsel Blank Rome LLP 405 Lexington Avenue New York, NY 10174

For additional information about the Spirit of America High Yield Tax Free Bond Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, policies, expenses, and other information.

©Copyright 2010 Spirit of America         SOAHY-AR10

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance for 2010, and our thoughts on the economy, the market, and recent events.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

Despite the challenges the country continues to face, we see indications that economic recovery is taking root. As the economy begins to grow, and credit markets continue to heal, we see an opportunity to accumulate stocks at what we believe are attractive valuations.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the bricks and mortar of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other properties. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of property values.

We appreciate your continued support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

Any investment in equity securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest, natural disasters and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 5.25% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

	REAL ESTATE INCOME AND GROWTH FUND	1

MANAGEMENT DISCUSSION

Economic Summary

Economic growth slowed in mid-2010, as credit markets were roiled by the European debt crisis. Nonetheless, growth in the U.S. remained positive throughout the year, and the economy rallied in the second half. While many have called for a double-dip recession, we believe that the economy will continue to expand as we head into 2011.

Although unemployment remained unacceptably high throughout 2010, we note that first time jobless claims have fallen well below peak levels, and private sector employment has enjoyed a multi-month growth. These are both very positive signs for future job growth. Consumer spending continues to rise, recently reaching pre-credit crisis levels, and the recovery in manufacturing activity has remained a bright spot.

We believe that the economic recovery remains on solid ground, and will strengthen as we progress into 2011. We think employment gains will accelerate, as will GDP growth. As such, we will continually reposition our investment portfolio to best take advantage of the opportunities we see in the constantly changing economic environment.

Market Summary

For the full year 2010, the S&P 500 improved 15.06% on a total return basis. As the credit markets continued to heal, credit sensitive sectors, such as Financials, saw improving fundamentals. As members of the financial sector, REIT share prices moved sharply higher, particularly after the European credit crises began to fade. For 2010, the MSCI US REIT Index provided a total return of 28.48%, outperforming the S&P 500 by 1,342 basis points.

We believe real estate markets have begun to benefit from increasing availability of credit, and the diminution of perceived risk that property owners will not be able to repay maturing debt. Unlike private property owners, publicly traded REITs have been able to access the public markets to issue bonds and raise equity. This means they have been able to meet debt maturities and shore up their financial stability more quickly than private peers. As a result, we believe publicly traded REITs, with their lower cost of capital, will outperform the private real estate markets over the near term.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), remained diversified across several property types, and many geographic areas. Entering into 2010, the fund had assumed a more aggressive posture, a sharp contrast to our defensive view of a year prior. As the year progressed, we sharpened our focus, increasing our exposure to more economically sensitive companies. While this may have been a contrarian view, in light of the “flash crash” and the European debt crisis, we remained committed to our macroeconomic view, and our belief that the aforementioned events were buying opportunities.

Relative to our benchmark index, the Fund was underweight in Healthcare and Self Storage REITs. The Fund has also decreased its position in Office REITs, and other property types that we view as relatively defensive. Given the sharp decline in homeownership, the Fund was on average overweight in Hotel and Residential REIT shares.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Return Summary

The Fund had a total return of 34.77% (no load, gross of fees) for the twelve months ending December 31, 2010 (Source: BNY Mellon). This compares very favorably to the 28.48% returned by its benchmark, the MSCI US REIT Index, for the same period, representing an outperformance of 629 basis points.

Over the past one-year period, the Fund provided a total return of 25.47% including all fees and sales load. As of 2010 year end, the Fund’s annualized five year return was -2.42%, while the average annual return over the past ten years was 7.38%, (Source: BNY Mellon).

Summary of Portfolio Holdings

(Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America

Real Estate Income and Growth Fund

December 31, 2010

Apartments (REITs)	18.42%	$34,141,638

Hotels (REITs)	16.42	30,442,636

Regional Malls (REITs)	14.43	26,752,889

Diversified (REITs)	12.84	23,806,003

Office Space (REITs)	10.95	20,289,970

Shopping Centers (REITs)	8.91	16,508,617

Health Care (REITs)	8.13	15,069,279

Industrial (REITs)	6.11	11,316,858

Manufactured Homes (REITs)	2.07	3,830,650

Storage (REITs)	1.01	1,878,304

Net Lease (REITs)	0.71	1,325,000

Total Investments	100.00%	$185,361,844

REAL ESTATE INCOME AND GROWTH FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graphs shown compare the increase in value of a $10,000 investment in the Spirit of America Real Estate Income and Growth Fund – Class A and Class B with the performance of the MSCI US REIT Index. The values and returns for the Spirit of America Real Estate Income and Growth Fund - Class A include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The values and returns for the Spirit of America Real Estate Income and Growth Fund - Class B include reinvested distributions, and the impact of the contingent deferred sales charge at redemption. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Year Ended December 31, 2010

	Class A Shares	Class B Shares

1 Year (with sales charge)	25.47%[a]	25.88%[b]

1 Year (without sales charge)	32.41%	31.63%

5 Years (with sales charge)	(2.42%)[a]	(2.37%)[b]

5 Years (without sales charge)	(1.37%)	(2.07%)

10 Years (with sales charge)	7.38%[a]	7.21%[b]

10 Years (without sales charge)	7.97%	7.21%

Past performance is not indicative of future results.

a	Reflects a 5.25% front-end sales charge.
b	Reflects a contingent deferred sales charge of 5.75%.

The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2010 TO DECEMBER 31, 2010

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Real Estate Income and Growth Fund
	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return
Class A	$1,000.00	$1,239.10	1.73%	$ 9.76
Class B	$1,000.00	$1,233.50	2.42%	$13.62
Hypothetical 5% Return
Class A	$1,000.00	$1,016.48	1.73%	$ 8.79
Class B	$1,000.00	$1,013.01	2.42%	$12.28

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period (184), multiplied by the number of days in the period, then divided by 365.

REAL ESTATE INCOME AND GROWTH FUND	5

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2010

	Shares	Market Value
Common Stocks 99.38%

Apartments (REITs) 18.38%

Apartment Investment & Management Co., Class A	125,000	$ 3,230,000
Associated Estates Realty Corp.	200,372	3,063,688
BRE Properties, Inc.	35,000	1,522,500
Camden Property Trust	50,000	2,699,000
Colonial Properties Trust	40,000	722,000
Equity Residential	208,000	10,805,600
Essex Property Trust, Inc.	10,000	1,142,200
Home Properties, Inc.	40,000	2,219,600
Mid-America Apartment Communities, Inc.	45,000	2,857,050
UDR, Inc.	250,000	5,880,000
		34,141,638

Diversified (REITs) 12.82%

Digital Realty Trust, Inc.	75,000	3,865,500
DuPont Fabros Technology, Inc.	160,000	3,403,200
Lexington Realty Trust	335,458	2,666,891
Liberty Property Trust	85,000	2,713,200
Vornado Realty Trust	126,454	10,537,412
Washington Real Estate Investment Trust	20,000	619,800
		23,806,003

Health Care (REITs) 8.11%

HCP, Inc.	190,000	6,990,100
Health Care REIT, Inc.	29,300	1,395,852
Healthcare Realty Trust, Inc.	84,994	1,799,323
National Health Investors, Inc.	50,200	2,260,004
Ventas, Inc.	50,000	2,624,000
		15,069,279

Hotels (REITs) 15.99%

Ashford Hospitality Trust, Inc.*	540,000	5,211,000
Chesapeake Lodging Trust	30,000	564,300
DiamondRock Hospitality Co.*	113,103	1,357,236
FelCor Lodging Trust, Inc.*	1,400,000	9,856,000
Hersha Hospitality Trust	285,000	1,881,000
Host Hotels & Resorts, Inc.	430,000	7,684,100
LaSalle Hotel Properties	80,000	2,112,000
Sunstone Hotel Investors, Inc.*	100,000	1,033,000
		29,698,636

Industrial (REITs) 6.09%

AMB Property Corp.	151,000	4,788,210
First Industrial Realty Trust, Inc.*	61,284	536,848
First Potomac Realty Trust	30,000	504,600
ProLogis	380,000	5,487,200
		11,316,858

See accompanying notes to financial statements.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2010

	Shares	Market Value

Manufactured Homes (REITs) 2.06%

Sun Communities, Inc.	115,000	$3,830,650

Net Lease (REITs) 0.71%

National Retail Properties, Inc.	50,000	1,325,000

Office Space (REITs) 10.92%

BioMed Realty Trust, Inc.	110,000	2,051,500
Boston Properties, Inc.	85,000	7,318,500
Kilroy Realty Corp.	1,000	36,470
Mack-Cali Realty Corp.	125,000	4,132,500
SL Green Realty Corp.	100,000	6,751,000
		20,289,970

Regional Malls (REITs) 14.40%

CBL & Associates Properties, Inc.	125,000	2,187,500
Glimcher Realty Trust	254,002	2,133,617
Macerich Co. (The)	100,000	4,737,000
Pennsylvania Real Estate Investment Trust	100,000	1,453,000
Simon Property Group, Inc.	126,211	12,556,732
Taubman Centers, Inc.	73,000	3,685,040
		26,752,889

Shopping Centers (REITs) 8.89%

Developers Diversified Realty Corp.	113,000	1,592,170
Equity One, Inc.	30,000	545,400
Federal Realty Investment Trust	25,000	1,948,250
Kimco Realty Corp.	287,478	5,186,103
Regency Centers Corp.	50,000	2,112,000
Tanger Factory Outlet Centers, Inc.	25,429	1,301,710
Weingarten Realty Investors	160,900	3,822,984
		16,508,617

Storage (REITs) 1.01%

Sovran Self Storage, Inc.	51,027	1,878,304

Total Common Stocks
(Cost $173,479,970)		184,617,844

REAL ESTATE INCOME AND GROWTH FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2010

	Shares	Market Value

Preferred Stocks 0.40%

Hotels (REITs) 0.40%

FelCor Lodging Trust, Inc.*	30,000	$744,000
Total Preferred Stocks (Cost $606,709)		744,000

Total Investments — 99.78% (Cost $174,086,679**)		185,361,844
Cash and Other Assets Net of Liabilities — 0.22%		404,596
NET ASSETS — 100.00%		$185,766,440

REITs - Real Estate Investment Trusts

*	Non-income producing security.

**	Aggregate cost for federal income tax purposes is $175,325,262, and net unrealized appreciation consists of:

Gross unrealized appreciation	$ 39,194,291
Gross unrealized depreciation	(29,157,709)

Net unrealized appreciation	$ 10,036,582

8	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2010

ASSETS

Investments in securities at value (cost $174,086,679) (Note 1)	$185,361,844
Cash	144,054
Dividends and interest receivable	564,596
Receivable for Fund shares sold	326,970
Prepaid expenses	20,571
TOTAL ASSETS	186,418,035

LIABILITIES

Payable for Fund shares redeemed	339,066
Payable for investment advisory fees	149,336
Payable for distribution fees	47,551
Payable for transfer agent fees	38,263
Other accrued expenses	77,379
TOTAL LIABILITIES	651,595
NET ASSETS	$185,766,440

Class A Shares

Net assets applicable to 20,523,559 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$183,449,708
Net asset value and redemption price per Class A Share ($183,449,708 ÷ 20,523,559 shares)	$8.94
Maximum offering price per share ($8.94 ÷ 0.9475)	$9.44

Class B Shares

Net assets applicable to 254,809 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$2,316,732
Net asset value and redemption price per Class B Share ($2,316,732 ÷ 254,809 shares)(a)	$9.09

SOURCE OF NET ASSETS

As of December 31, 2010, net assets consisted of:
Paid-in capital	$194,074,460
Accumulated net realized loss on investments	(19,583,185)
Net unrealized appreciation on investments	11,275,165
NET ASSETS	$185,766,440

(a)	Redemption price varies based on length of time held.

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	9

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010
INVESTMENT INCOME

Dividends	$ 3,860,166
Interest	73
TOTAL INVESTMENT INCOME	3,860,239

EXPENSES

Investment Advisory fees (Note 3)	1,673,882
Distribution fees - Class A (Note 3)	510,370
Distribution fees - Class B (Note 3)	24,693
Administration and Accounting fees	179,170
Auditing fees	20,500
Chief Compliance Officer salary (Note 3)	10,962
Custodian fees	28,610
Directors’ fees	19,688
Insurance expense	61,533
Legal fees	44,258
Printing expense	56,166
Registration fees	20,677
Transfer Agent fees	387,010
Other expenses	6,216
TOTAL EXPENSES	3,043,735
Fees waived and recaptured by Adviser (Note 3)	19,943
NET EXPENSES	3,063,678
NET INVESTMENT INCOME	796,561

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS

Net realized gain from investment transactions and REITs	4,617,409
Net change in unrealized appreciation/depreciation of investments	43,164,205
Net realized and unrealized gain on investments	47,781,614
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$48,578,175

10	SPIRIT OF AMERICA	See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
OPERATIONS

Net investment income	$ 796,561	$ 2,688,785
Net realized gain (loss) from investment transactions and REITs	4,617,409	(7,016,138)
Net change in unrealized appreciation/depreciation of investments	43,164,205	45,600,639
Net increase in net assets resulting from operations	48,578,175	41,273,286

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income:
Class A	(795,059)	(2,648,170)
Class B	(1,502)	(40,615)
Total distributions from net investment income	(796,561)	(2,688,785)
Distributions from realized gains:
Class A	(2,281,812)	—
Class B	(20,130)	—
Total distributions from realized gains	(2,301,942)	—
Return of capital:
Class A	—	(2,043,767)
Class B	—	(33,937)
Total distributions from return of capital to shareholders	—	(2,077,704)
Total distributions to shareholders	(3,098,503)	(4,766,489)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)

Shares sold:
Class A	17,601,224	23,974,966
Class B	47,440	114,871
Shares issued from reinvestment of distributions:
Class A	2,546,757	3,869,499
Class B	17,442	58,998
Shares redeemed:
Class A	(38,723,815)	(17,680,842)
Class B	(1,076,730)	(1,121,327)
Increase (Decrease) in net assets derived from capital share transactions (a)	(19,587,682)	9,216,165
Total increase in net assets	25,891,990	45,722,962

NET ASSETS

Beginning of period	159,874,450	114,151,488
End of period	$185,766,440	$159,874,450

REAL ESTATE INCOME AND GROWTH FUND	11

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
(a) Transactions in capital stock were:
Shares sold:
Class A	2,236,317	4,868,801
Class B	5,868	25,369
Shares issued from reinvestment of distributions:
Class A	300,027	647,853
Class B	2,033	9,984
Shares redeemed:
Class A	(4,912,763)	(3,271,531)
Class B	(134,927)	(199,676)
Increase (Decrease) in shares outstanding	(2,503,445)	2,080,800

12	SPIRIT OF AMERICA	See accompanying notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.	Class A For the Year Ended December 31, 2010	Class A For the Year Ended December 31, 2009

Net Asset Value, Beginning of Period	$6.87	$5.38

Income from Investment Operations:

Net investment income	0.04 [1]	0.12 [1]
Net realized and unrealized gain (loss) on investments	2.18	1.58
Total from investment operations	2.22	1.70

Less Distributions:

Distributions from net investment income	(0.04)	(0.12)
Distributions from capital gains	(0.11)	—
Distributions from return of capital	—	(0.09)
Total distributions	(0.15)	(0.21)
Net Asset Value, End of Period	$8.94	$6.87
Total Return[2]	32.41%	32.20%

Ratios/Supplemental Data

Net assets, end of period (000)	$183,450	$157,212
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.75%	1.99%
After expense reimbursement or recapture	1.77%	1.97%
Ratio of net investment income to average net assets	0.47%	2.25%
Portfolio turnover	12.68%	17.74%

	Class B For the Year Ended December 31, 2010	Class B For the Year Ended December 31, 2009
Net Asset Value, Beginning of Period	$6.97	$5.48

Income from Investment Operations:

Net investment income	(0.01)[1]	0.11 [1]
Net realized and unrealized gain (loss) on investments	2.21	1.56
Total from investment operations	2.20	1.67

Less Distributions:

Distributions from net investment income	—	(0.09)
Distributions from capital gains	(0.08)	—
Distributions from return of capital	—	(0.09)
Total distributions	(0.08)	(0.18)
Net Asset Value, End of Period	$9.09	$6.97
Total Return[5]	31.63%	31.01%

Ratios/Supplemental Data

Net assets, end of period (000)	$2,317	$2,662
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	2.45%	2.70%
After expense reimbursement or recapture	2.47%	2.67%
Ratio of net investment income to average net assets	(0.09)%	2.09%
Portfolio turnover	12.68%	17.74%

1	Calculated based on the average number of shares outstanding during the period.
2	Calculation does not reflect sales load.
3	Calculation is not annualized.
4	Calculation is annualized.
5	Calculation does not reflect CDSC charges.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

14	SPIRIT OF AMERICA	See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (CONT.)

Class A For the Year Ended December 31, 2008	Class A For the Two-Month Period Ended December 31, 2007*	Class A For the Year Ended October 31, 2007	Class A For the Year Ended October 31, 2006

$11.31	$14.42	$16.22	$13.47

0.32 [1]	0.08	0.32	0.23
(5.77)	(2.14)	(0.94)	3.16
(5.45)	(2.06)	(0.62)	3.39

(0.31)	(0.08)	(0.32)	(0.23)
(0.09)	(0.95)	(0.86)	(0.41)
(0.08)	(0.02)	—	—
(0.48)	(1.05)	(1.18)	(0.64)

$5.38	$11.31	$14.42	$16.22
(48.46)%	(14.53)%[3]	(4.09)%	25.86%

$111,160	$215,592	$253,674	$237,612
1.85%	1.75%[4]	1.68%	1.71%
1.85%	1.75%[4]	1.68%	1.71%
3.26%	3.82%[4]	2.04%	1.40%
80.23%	0.42%[3]	4.20%	3.10%

Class B For the Year Ended December 31, 2008	Class B For the Two-Month Period Ended December 31, 2007*	Class B For the Year Ended October 31, 2007	Class B For the Year Ended October 31, 2006

$11.54	$14.68	$16.49	$13.69

0.25 [1]	0.06	0.21	0.13
(5.84)	(2.17)	(0.95)	3.21
(5.59)	(2.11)	(0.74)	3.34

(0.29)	(0.06)	(0.21)	(0.13)
(0.10)	(0.95)	(0.86)	(0.41)
(0.08)	(0.02)	-	-
(0.47)	(1.03)	(1.07)	(0.54)

$5.48	$11.54	$14.68	$16.49
(48.80)%	(14.64)%[3]	(4.78)%	25.02%

$2,991	$7,645	$9,491	$12,248

2.54%	2.45%[4]	2.38%	2.41%
2.54%	2.45%[4]	2.38%	2.41%
2.46%	3.12%[4]	1.34%	0.70%
80.23%	0.42%[3]	4.20%	3.10%

See accompanying notes to financial statements.	REAL ESTATE INCOME AND GROWTH FUND	15

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2010

Note 1 - Significant Accounting Policies

Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of the Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on January 9, 1998.

The Fund changed its fiscal year-end from October 31 to December 31, effective beginning with the period ended December 31, 2007.

The Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

The Fund offers two classes of shares (Class A Shares and Class B Shares). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share of each class of the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having maturities of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Fund’s net assets as of December 31, 2010 is as follows:

Real Estate Income and Growth Fund

Valuation Inputs
Level 1 - Quoted Prices *	$185,361,844
Level 2 - Other Significant Observable Inputs	—
Level 3 - Significant Unobservable Inputs	—
Total Market Value of Investments	$185,361,844
* Industries as defined in the Schedule of Investments

During the year ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1 or Level 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact on the Funds’ financial statements.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts requires the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis

REAL ESTATE INCOME AND GROWTH FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2010

of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Net Asset Value Per Share: The methodology and procedures for determining NAV are identical for each class of shares, but due to the specific distribution expenses and other costs allocable to each class of shares, the NAV of each class of shares will vary. Class A Shares are purchased at the offering price per share (which includes a sales load), while Class B Shares are purchased at the net asset value per share.

G. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United

States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

H. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. The Fund has made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 - Purchases and Sales of Securities Purchases and proceeds from the sales of securities for the year ended December 31, 2010, excluding short-term investments, were $21,712,034 and $41,025,414, respectively.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2010

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2010, were $1,673,882.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses for Class A Shares and Class B Shares will not exceed 1.97%, and 2.67%, respectively, of the average daily net assets of each class through April 30, 2011. For the year ended December 31, 2010, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2010, the Fund reimbursed the Adviser $19,943 of expenses previously waived. There is no balance of recoverable expenses to the Adviser at December 31, 2010.

The Fund has adopted distribution plans for Class A Shares and Class B Shares pursuant to Rule 12b-1 (each a “Plan”). Each Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”), a monthly fee of 1/12 of 0.30% and 1/12 of 1.00% from the average daily net assets of Class A Shares and Class B Shares, respectively, for the Distributor’s services and expenses in distributing shares of each class and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2010, fees paid to the Distributor under the Plan were $510,370 for Class A Shares and $24,693 for Class B Shares.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2010, sales charges on Class A Shares paid to the Distributor were $830,017. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase on Class A Shares. Certain redemptions of the Fund’s Class B Shares made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus. For the year ended December 31, 2010, CDSC fees on Class B Shares paid to the Distributor were $4,702.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2010, the Fund was allocated $10,962 of the Chief Compliance Officer’s salary.

Note 4 – Concentration Risk

The Fund invests primarily in real estate related securities. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments. Investments in real

REAL ESTATE INCOME AND GROWTH FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2010

estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

Note 5 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distribution
12/31/2010
Class A	$3,076,871	$0	$0	$0	$3,076,871
Class B	21,632	0	0	0	21,632
	$3,098,503	$0	$0	$0	$3,098,503
12/31/2009
Class A	$2,648,170	$0	$2,648,170	$2,043,767	$4,691,937
Class B	40,615	0	40,615	33,937	74,552
	$2,688,785	$0	$2,688,785	$2,077,704	$4,766,489

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2010, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(18,344,602)
Unrealized appreciation	10,036,582

Total Distributable Earnings	$(8,308,020)

The difference between book and tax unrealized depreciation is attributable to wash sales.

As of December 31, 2010, The Fund had net capital loss carryforwards for federal income tax purposes of $18,344,602, which are available to reduce future required distributions of net capital gains to shareholders through 2017.

For the year ended December 31, 2010, the Fund utilized capital loss carryforwards of $5,045,535.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2010

tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Reclassification

Permanent differences, incurred during the year ended December 31, 2010, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Increase (Decrease)
Paid-In-Capital	$(2,301,942)
Accumulated Net Realized (Loss)	2,301,942

Note 7 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2010, 0.39% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

REAL ESTATE INCOME AND GROWTH FUND	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America

Real Estate Income and Growth Fund and

Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2010, the two-month period ended December 31, 2007, and each of the two years in the period ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Real Estate Income and Growth Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2010, the two-month period ended December 31, 2007, and each of the two years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 18, 2011

22	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2010

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). On November 30, 2010, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Investment Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Investment Advisory Agreement.

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials

REAL ESTATE INCOME AND GROWTH FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2010

furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:.

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;.

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;.

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel referred the Directors to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of investment advisory agreements. In addition, the Independent Directors met with Independent Counsel in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board,

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.) |  DECEMBER 31, 2010

including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

REAL ESTATE INCOME AND GROWTH FUND	25

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.) |  DECEMBER 31, 2010

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Investment Advisory Agreement was in the best interests of each Fund.

26	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (74) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (49) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (74) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (74) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (74) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (57) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1997.	N/A	N/A

Joseph Pickard (50) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
2	Each Director serves for an indefinite term, until his successor is elected.
3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Distributor, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

REAL ESTATE INCOME AND GROWTH FUND	27

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Real Estate Income and Growth Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2010, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser Spirit of America Management Corp. 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006

Distributor David Lerner Associates, Inc. 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006

Shareholder Services BNY Mellon Investment Servicing (U.S.) Inc. 760 Moore Road King of Prussia, PA 19406

Custodian PFPC Trust Company 8800 Tinicum Boulevard, 4th floor Philadelphia, PA 19153

Independent Registered Public Accounting Firm Tait Weller & Baker LLP 1818 Market Street, Suite 2400 Philadelphia, PA 19103

Counsel Blank Rome LLP 405 Lexington Avenue New York, NY 10174

For additional information about the Spirit of America Real Estate Income and Growth Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, policies, expenses, and other information.

© Copyright 2010 Spirit of America       SOARE-AR10

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

As the New Year begins and 2010 comes to a close, we welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals qualities.

Despite challenges that the financial industry as a whole faces in the current market environment, we see opportunity emerging to accumulate what we believe are quality stocks at historically low valuations. We believe that investing in sound companies with reasonable share prices will help enhance the long-term returns of the Fund.

The Spirit of America Large Cap Value Fund currently has a Morningstar rating of 3 out of 5-stars. We are committed to our investment philosophy.

We appreciate your continued support and look forward to your future investment in the Spirit of America Large Cap Value Fund.

Sincerely,

Any investment in equity securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

The Spirit of America Large Cap Value Fund is evaluated in the Large Blend category by Morningstar which is comprised of 1,753 funds. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on how a fund ranks on a Morningstar Risk-Adjusted Return measure against other funds in the same category. This measure takes into account variations in a fund’s monthly performance after adjusting for sales loads (except for load-waived A shares) redemption fees, and the risk-free rate, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 5.25% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

LARGE CAP VALUE FUND    |     1

MANAGEMENT DISCUSSION

Return Summary

The Spirit of America Large Cap Value Fund, SOAVX (the “Fund”), had a total return of 5.25% year-to-date ending December 31, 2010. The five year return as of December 31,2010 was 1.18%. The Fund returned 4.20% since its inception in August of 2002.

Past performance is not indicative of future results. The results above take the maximum front end sales charge of 5.25% and expense ratio of 1.97% into account.

Market Summary

2010 was a year of earnings recovery by the S&P 500 companies. Most companies strengthened their balance sheets, improved their operating efficiencies and asset utilization and successfully expanded overseas. Earnings, however, outpaced recovery in stock prices resulting in attractive stock valuations. In addition, the risk of a double dip recession subsided over the course of the year.

Economic data during 2010 was mixed. Entering into 2010, there were high expectations for GDP growth, above consensus economic recovery of 3.2%. During the summer, economic recovery seemed to sputter due to factors such as the European sovereign debt crisis, tax uncertainty and the Gulf Oil spill.

Fund Summary

The Fund remained diversified within the 10 main sectors of the S&P 500 Index. Our greatest performance came from the healthcare sector. We decided to underweight that sector due to all the issues surrounding the costs of healthcare. The second largest contributor to the Fund’s return came from the technology sector followed by the consumer discretionary sector.

We have been using our cash judiciously by buying on dips and selling or taking profits in some stocks that have done very well.

We remain true to our principles in that there is nothing fancy about our strategy. We have continued to screen holdings on the premise that investing in companies with strong fundamentals produces the greatest value in the long run. The Fund continues to invest in companies which we believe to have solid financial statements, growing earnings and those that are market leaders in their industries.

2    |     SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings

(Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Large Cap

Value Fund

December 31, 2010
Information Technology	18.64%	$10,524,403

Financials	16.34	9,229,212

Industrials	12.67	7,157,207

Energy	10.92	6,167,717

Consumer Staples	10.55	5,958,716

Consumer Discretionary	10.15	5,733,635

Health Care	8.66	4,890,801

Materials	5.01	2,831,983

Telecommunication Services	4.73	2,669,677

Utilities	2.33	1,315,421

Total Investments	100.00%	$56,478,772

LARGE CAP VALUE FUND    |     3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Spirit of America Large Cap Value Fund with the performance of the S&P 500 Index. The values and returns for the Spirit of America Large Cap Value Fund include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended December 31, 2010

	Shares
1 Year (with sales charge)	5.25%	[a]
1 Year (without sales charge)	11.09%
5 Years (with sales charge)	1.18%	[a]
5 Years (without sales charge)	2.27%
Since Inception (with sales charge)[b]	4.20%	[a]
Since Inception (without sales charge)[b]	4.87%

Past performance is not indicative of future results.

a Reflects a 5.25% front-end sales charge.

b Inception date: August 1, 2002.

*	Fund commenced operations August 1, 2002.
**	The S&P 500 Index benchmark is based on a start date of July 31, 2002.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4    |     SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2010 TO DECEMBER 31, 2010

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Large Cap Value Fund
	Beginning			Expenses
	Account Value	Ending Account		Paid During
	7/1/10	Value 12/31/10	Expense Ratio(1)	Period(2)
Actual Fund Return	$1,000.00	$1,216.30	1.97%	$11.00
Hypothetical 5% Return	$1,000.00	$1,015.27	1.97%	$10.01

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

LARGE CAP VALUE FUND    |     5

SCHEDULE OF INVESTMENTS    |    DECEMBER 31, 2010

	Shares	Market Value

Common Stocks 96.70%

Consumer Discretionary 9.83%
Best Buy Co., Inc.	5,003	$ 171,553
Cablevision Systems Corp., Class A	8,700	294,408
DIRECTV, Class A*	5,380	214,823
Ford Motor, Co.*	41,700	700,143
General Motors Co.*	2,000	73,720
Home Depot, Inc. (The)	16,704	585,642
Marriott International, Inc., Class A	14,421	599,048
McDonald’s Corp.	10,380	796,769
NIKE, Inc., Class B	4,700	401,474
Royal Caribbean Cruises, Ltd.*	13,900	653,300
Tiffany & Co.	4,600	286,442
Walt Disney Co. (The)	22,300	836,473
Wyndham Worldwide Corp.	4,000	119,840
		5,733,635

Consumer Staples 10.21%
Altria Group, Inc.	42,700	1,051,274
Estee Lauder Cos., Inc. (The), Class A	10,000	807,000
Hershey Co. (The)	3,500	165,025
Kimberly-Clark Corp.	3,200	201,728
Kraft Foods, Inc., Class A	16,500	519,915
Mead Johnson Nutrition Co.	1,500	93,375
PepsiCo, Inc.	14,750	963,618
Philip Morris International, Inc.	20,049	1,173,468
Procter & Gamble Co. (The)	9,900	636,867
Wal-Mart Stores, Inc.	6,424	346,446
		5,958,716

Energy 10.57%
Apache Corp.	4,500	536,535
Chevron Corp.	9,300	848,625
ConocoPhillips	16,700	1,137,270
Devon Energy Corp.	3,850	302,263
El Paso Corp.	29,600	407,296
Exxon Mobil Corp.	14,250	1,041,960
Helmerich & Payne, Inc.	12,000	581,760
Murphy Oil Corp.	3,700	275,835
Schlumberger, Ltd.	10,575	883,013
Suncor Energy, Inc.	4,000	153,160
		6,167,717

Financials 15.74%
Aflac, Inc.	7,500	423,225
American Express Co.	15,000	643,800
Bank of America Corp.	58,920	785,993
Bank of Montreal	2,400	138,168
Citigroup, Inc.*	144,900	685,377
Equity Residential REIT	11,500	597,425

See accompanying notes to financial statements.

6    |     SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)    |    DECEMBER 31, 2010

	Shares	Market Value

Financials (cont.)
Fifth Third Bancorp	16,000	$ 234,880
Goldman Sachs Group, Inc. (The)	4,615	776,058
Hartford Financial Services Group, Inc.	7,500	198,675
Host Hotels & Resorts, Inc. REIT	26,646	476,164
JPMorgan Chase & Co.	27,227	1,154,969
Kimco Realty Corp. REIT	11,890	214,496
MetLife, Inc.	13,475	598,829
Principal Financial Group, Inc.	7,000	227,920
ProLogis REIT	17,000	245,480
Simon Property Group, Inc. REIT	8,659	861,484
Wells Fargo & Co.	29,686	919,969
		9,182,912

Health Care 8.38%
Alcon, Inc.	1,330	217,322
Allergan, Inc.	2,580	177,169
Amgen, Inc.*	8,940	490,806
Bristol-Myers Squibb Co.	10,000	264,800
Express Scripts, Inc.*	12,200	659,410
Johnson & Johnson	12,710	786,114
Medco Health Solutions, Inc.*	7,564	463,446
Merck & Co., Inc.	15,600	562,224
Pfizer, Inc.	28,300	495,533
UnitedHealth Group, Inc.	7,500	270,825
Watson Pharmaceuticals, Inc.*	5,250	271,163
WellPoint, Inc.*	4,080	231,989
		4,890,801

Industrials 12.26%
3M Co.	9,350	806,905
Boeing Co.	12,530	817,708
Caterpillar, Inc.	14,200	1,329,972
CSX Corp.	9,950	642,869
Dover Corp.	10,898	636,988
General Electric Co.	65,381	1,195,818
Tyco International, Ltd.	7,700	319,088
United Parcel Service, Inc., Class B	8,226	597,043
United Technologies Corp.	10,300	810,816
		7,157,207

Information Technology 18.03%
Akamai Technologies, Inc.*	4,100	192,905
Apple, Inc.*	5,250	1,693,440
Cisco Systems, Inc.*	45,400	918,442
Cognizant Technology Solutions Corp., Class A*	3,250	238,193
Corning, Inc.	10,000	193,200
EMC Corp.*	59,000	1,351,100
Hewlett-Packard Co.	15,000	631,500
Intel Corp.	30,500	641,415

LARGE CAP VALUE FUND    |     7

SCHEDULE OF INVESTMENTS (CONT.)    |    DECEMBER 31, 2010

	Shares	Market Value

Information Technology (cont.)
International Business Machines Corp.	8,058	$ 1,182,592
Mentor Graphics Corp.*	11,000	132,000
Microsoft Corp.	29,550	825,036
NetApp, Inc.*	14,900	818,904
Oracle Corp.	24,300	760,590
Texas Instruments, Inc.	21,825	709,313
Visa, Inc., Class A	3,350	235,773
		10,524,403

Materials 4.85%
Dow Chemical Co. (The)	8,650	295,311
Du Pont (E.I.) de Nemours & Co.	13,500	673,380
Freeport-McMoRan Copper & Gold, Inc.	6,800	816,612
Newmont Mining Corp.	8,000	491,440
Nucor Corp.	6,550	287,021
Packaging Corp. of America	10,380	268,219
		2,831,983

Telecommunication Services 4.58%
AT&T, Inc.	31,350	921,063
CenturyLink, Inc.	9,000	415,530
Frontier Communications Corp.	8,810	85,721
Verizon Communications, Inc.	31,940	1,142,813
Windstream Corp.	7,500	104,550
		2,669,677

Utilities 2.25%
Consolidated Edison, Inc.	14,900	738,593
Wisconsin Energy Corp.	9,800	576,828
		1,315,421
Total Common Stocks (Cost 46,382,084)		56,432,472

Preferred Stocks 0.08%

Financials 0.08%
Goldman Sachs Group, Inc. (The)	2,000	46,300
Total Preferred Stocks (Cost 48,860)		46,300
Total Investments — 96.78%
(Cost $46,430,944**)		56,478,772
Cash and Other Assets Net of Liabilities — 3.22%		1,882,086
NET ASSETS — 100.00%		$ 58,360,858

REIT - Real Estate Investment Trust

* Non-income producing security.

8    |     SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2010

**Aggregate	cost for federal income tax purposes is $46,680,019, and net unrealized appreciation consists of:

Gross unrealized appreciation	$11,444,982
Gross unrealized depreciation	(1,646,229)
Net unrealized appreciation	$9,798,753

LARGE CAP VALUE FUND    |     9

STATEMENT OF ASSETS AND LIABILITIES    |    DECEMBER 31, 2010

ASSETS
Investments in securities at value (cost $46,430,944) (Note 1)	$ 56,478,772
Cash	1,724,269
Dividends and interest receivable	90,282
Receivable for Fund shares sold	226,711
Prepaid expenses	10,006
TOTAL ASSETS	58,530,040

LIABILITIES
Payable for Fund shares redeemed	35,514
Payable for investment advisory fees	60,077
Payable for accounting and administration fees	17,762
Payable for distribution fees (Note 3)	14,612
Payable for audit fees	16,300
Payable for transfer agent fees	12,341
Payable for printing fees	9,860
Other accrued expenses	2,716
TOTAL LIABILITIES	169,182
NET ASSETS	$ 58,360,858
Net assets applicable to 4,552,010 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$ 58,360,858
Net asset value and redemption price per share ($58,360,858 ÷ 4,552,010 shares)	$ 12.82
Maximum offering price per share ($12.82 ÷ 0.9475)	$ 13.53
SOURCE OF NET ASSETS
As of December 31, 2010, net assets consisted of:
Paid-in capital	$ 55,088,679
Accumulated net realized loss on investments	(6,775,649)
Net unrealized appreciation on investments	10,047,828
NET ASSETS	$ 58,360,858

See accompanying notes to financial statements.

10     |    SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year
Ended
December 31, 2010
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,515)	$ 1,056,303
Interest	689
TOTAL INVESTMENT INCOME	1,056,992

EXPENSES
Investment Advisory fees (Note 3)	529,795
Distribution fees (Note 3)	163,854
Accounting and Administration fees	95,988
Auditing fees	16,300
Chief Compliance Officer salary (Note 3)	3,498
Custodian fees	14,308
Directors’ fees	6,241
Insurance expense	22,271
Legal fees	13,677
Printing expense	26,802
Registration fees	11,852
Transfer Agent fees	134,762
Other expenses	2,221
TOTAL EXPENSES	1,041,569
Fees waived and recaptured by Adviser (Note 3)	34,406
NET EXPENSES	1,075,975
NET INVESTMENT LOSS	(18,983)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(856,180)
Net change in unrealized appreciation/depreciation of investments	6,603,906
Net realized and unrealized gain on investments	5,747,726
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,728,743

See accompanying notes to financial statements.

LARGE CAP VALUE FUND    |     11

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	December 31, 2010	December 31, 2009

OPERATIONS
Net investment income (loss)	$ (18,983)	$ 326,832
Net realized loss from investment transactions	(856,180)	(1,462,617)
Net change in unrealized appreciation/depreciation of investments	6,603,906	9,610,979
Net increase in net assets resulting from operations	5,728,743	8,475,194

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income	(40,631)	(310,927)
Total distributions to shareholders	(40,631)	(310,927)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	8,466,935	9,303,230
Shares issued from reinvestment of distributions	38,804	296,580
Shares redeemed	(11,210,258)	(6,803,244)
Increase (decrease) in net assets derived from capital share transactions (a)	(2,704,519)	2,796,566
Total increase (decrease) in net assets	2,983,593	10,960,833

NET ASSETS
Beginning of period	55,377,265	44,416,432
End of period	$58,360,858	$55,377,265
Undistributed net investment income	$ —	$ 18,299

(a) Transactions in capital stock were:
Shares sold	721,889	922,952
Shares issued from reinvestment of distributions	3,682	30,644
Shares redeemed	(967,172)	(678,164)
Increase (decrease) in shares outstanding	(241,601)	275,432

See accompanying notes to financial statements.

12    |     SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented.

	For the	For the	For the	For the Two-Month	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07*	10/31/07	10/31/06
Net Asset Value, Beginning of Period	$ 11.55	$ 9.83	$ 14.29	$ 15.52	$ 14.23	$ 12.69

Income from Investment Operations:
Net investment income	0.00 [1,2]	0.07 [1]	0.07 [1]	0.01	0.03	0.04
Net realized and unrealized gain (loss) on investments	1.28	1.72	(4.46)	(0.35)	1.84	1.67
Total from investment operations	1.28	1.79	(4.39)	(0.34)	1.87	1.71

Less Distributions:
Distributions from net investment income	(0.01)	(0.07)	(0.07)	(0.01)	(0.03)	(0.04)
Distributions from capital gains	(0.00)	(0.00)	(0.00)[2]	(0.88)	(0.55)	(0.13)
Total distributions	(0.01)	(0.07)	(0.07)	(0.89)	(0.58)	(0.17)

Net Asset Value, End of Period	$ 12.82	$ 11.55	$ 9.83	$ 14.29	$ 15.52	$ 14.23
Total Return[3]	11.09%	18.32%	(30.81%)	(2.30%)[4]	13.56%	13.52%

Ratios/Supplemental Data
Net assets, end of period (000)	$58,361	$55,377	$44,416	$66,112	$66,487	$46,189
Ratio of expenses to average net assets:
Before expense waiver, reimbursement or recapture	1.91%	2.06%	2.03%	1.95%[5]	1.93%	2.07%
After expense waiver, reimbursement or recapture	1.97%	1.97%	1.97%	1.97%[5]	1.97%	1.97%
Ratio of net investment income to average net assets	(0.03)%	0.70%	0.56%	0.21%[5]	0.23%	0.26%
Portfolio turnover	44.50%	50.57%	44.76%	—	22.14%	14.37%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Calculation does not reflect sales load.
[4]	Calculation is not annualized.
[5]	Calculation is annualized.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

See accompanying notes to financial statements.

LARGE CAP VALUE FUND    |     13

NOTES TO FINANCIAL STATEMENTS     |    DECEMBER 31, 2010

Note 1 - Significant Accounting Policies

Spirit of America Large Cap Value Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15,1997. The Fund commenced operations on August 1, 2002. The Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market. The Fund offers one class of shares.

The Fund changed its fiscal year-end from October 31 to December 31, effective beginning with the period ended December 31, 2007.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date
• Level 2 –

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

14    |     SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)     |    DECEMBER 31, 2010

The summary of inputs used to value the Fund’s net assets as of December 31, 2010 is as follows:

Large Cap Value Fund
Valuation Inputs
Level 1 - Quoted Prices *	$56,478,772
Level 2 - Other Significant Observable Inputs	—
Level 3 - Significant Unobservable Inputs	—
Total Market Value of Investments	$56,478,772
*	Industries as defined in the Schedule of Investments

During the year ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1 or Level 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact on the Funds’ financial statements.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts requires the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could

LARGE CAP VALUE FUND    |     15

NOTES TO FINANCIAL STATEMENTS (CONT.)     |    DECEMBER 31, 2010

result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. A portion of the distributions paid to the Fund and subsequently distributed to shareholders may be characterized as a return of capital, long-term capital gain or short-term capital gain. The Fund has made certain investments in real estate investment trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2010, excluding short-term investments, were $23,538,628 and $26,684,670, respectively.

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2010 were $529,795.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.97% of the average daily net assets of the

16    |     SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)    |    DECEMBER 31, 2010

Fund through April 30, 2011. For the year ended December 31, 2010, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2010, the Fund reimbursed the Adviser $34,406 of expenses previously waived. The balance of recoverable expenses to the Adviser as of December 31, 2010 was $43,843. Of this balance, $938 will expire in 2011 and $42,905 will expire in 2012.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.30% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2010, fees paid to the Distributor under the Plan were $163,854.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2010, sales charges received by the Distributor were $422,576. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2010, the Fund was allocated $3,498 of the Chief Compliance Officer’s salary.

Note 4 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2010 and 2009 were as follows:

Taxable Distributions
	Ordinary	Net Long-Term	Total Taxable
	Income	Capital Gains	Distributions

12/31/2010	$ 40,631	$0	$ 40,631
12/31/2009	$310,927	$0	$310,927

LARGE CAP VALUE FUND    |     17

NOTES TO FINANCIAL STATEMENTS (CONT.)    |    DECEMBER 31, 2010

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2010, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Capital Loss Carryforward	(6,505,579)
Deferred Post-October Losses	(20,995)
Unrealized appreciation	9,798,753

Total Distributable Earnings	$3,272,179

As of December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $6,505,579, which $2,591,937, $3,065,485 and $848,157 are available to reduce future required distributions of net capital gains to shareholders through 2016, 2017, and 2018, respectively.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5 – Reclassification

Permanent differences, incurred during the year ended December 31, 2010, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:

Increase (Decrease)
Paid-In-Capital	$(19,559)
Undistributed Net Investment Income	41,315
Accumulated Net Realized (Loss)	(21,756)

Note 6 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2010, 100% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2010, 100% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

18    |     SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Large Cap Value Fund and

Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Large Cap Value Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2010, the two-month period ended December 31, 2007, and each of the two years in the period ended October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Large Cap Value Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period ended December 31, 2010, the two-month period ended December 31, 2007, and each of the two years in the period ended October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 18, 2011

LARGE CAP VALUE FUND    |    19

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT    |    DECEMBER 31, 2010

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). On November 30, 2010, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Investment Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Investment Advisory Agreement.

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials

20    |     SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)    |    DECEMBER 31, 2010

furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:.

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•	The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel referred the Directors to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of investment advisory agreements. In addition, the Independent Directors met with Independent Counsel in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board,

LARGE CAP VALUE FUND    |    21

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)     |    DECEMBER 31, 2010

including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

22     |    SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)     |    DECEMBER 31, 2010

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Investment Advisory Agreement was in the best interests of each Fund.

LARGE CAP VALUE FUND    |    23

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (74) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (49) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (74) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (74) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (74) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.
OFFICERS
David Lerner
President
(see biography above)

Alan P. Chodosh (57) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1997.	N/A	N/A

Joseph Pickard (50) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Distributor, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

24    |     SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Large Cap Value Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2010, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling

1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian

PFPC Trust Company

8800 Tinicum Boulevard, 4th floor

Philadelphia, PA 19153

Independent Registered

Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Large Cap Value Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, policies, expenses, and other information.

©Copyright 2010 Spirit of America        SOALC-AR10

SPIRIT of AMERICA

INCOME FUND

ANNUAL REPORT

December 31, 2010

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the 2010 annual report for The Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008.

As 2010 comes to a close, our excitement continues in managing this relatively new fund. As anticipated, the Spirit of America Income Fund has met and exceeded our goals and continues to do so as it is designed to deliver attractive returns to our investors. 2010 has shown strong and steady growth for the Fund and we look forward to continued inflows and further development in structure and diversification going forward.

We firmly maintain our philosophy that striving for the optimal balance between yield and risk will position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We are proud of the increasing number of investors in the Fund since its inception 2 years ago. Your support is sincerely appreciated and we look forward to your continued investment in The Spirit of America Income Fund.

Any investment in debt securities is subject to risk and market values may fluctuate with economic conditions, interest rates, civil unrest and other factors, which will affect its market value. As with any mutual fund, an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Prospective investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The maximum sales charge on share purchases is 4.75% of the offering price. The Fund’s prospectus contains this and other information about the Fund and may be obtained through your broker or by calling 1-800-452-4892. The prospectus should be read carefully before investing.

INCOME FUND	1

MANAGEMENT DISCUSSION

Introduction

The Spirit of America Income Fund, (SOAIX) (the “Fund”) is the newest of the Spirit of America Family of Funds. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds, preferred stocks, and collateralized mortgage obligations.

Game Plan

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience. When we began the Fund, we felt the environment was favorable to start an income fund; our results have validated that belief.

Market Commentary

At the end of the fourth quarter of 2010, the Fund had approximately 84% of it’s assets in taxable municipal bonds. We would like to share some thoughts on the municipal market in light of some recent press.

“Millions of people swim at U.S. beaches every year, most of them without incident. However, with a single shark attack, suddenly there are a series of news stories.

We see parallels to today’s bond market. In recent years, a series of payment problems (Vallejo California, Jefferson County Alabama, and Harrisburg Pennsylvania) combined with budget problems in California and Illinois have helped to create some negative press. In our opinion, some “publicity hounds” have taken these concerns to the next level.

While it is important to acknowledge the budgetary problems that some issuers are having we believe it is equally important to recognize the imperative of municipal bond issuers to maintain market access. There is a long record of safety especially with investment grade municipal bonds. As of December 31, 2010, 99.70% of the Spirit of America Income Fund was investment grade. Municipal bonds have historically been relatively conservative, enduring investments. After all, much of this country’s infrastructure was built with Municipal Bonds.

It is clear that municipal bonds will continue to play an integral role for both issuers and investors alike. We feel there is tremendous value in the municipal bond market; however, it is important to know the municipal market. Here at Spirit of America each and every credit goes through vigorous credit analysis, in addition, our trading department is staffed by traders with a wealth of knowledge and experience.

We believe that some states and localities across the country need to confront current challenges seriously and re-examine the role they play and the services they provide.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Many state and local governments are beginning to address this. They are making difficult budgetary choices and have begun the debate of reforming pensions and other benefits for their workforce.

We believe that fiscal responsibility on the federal, the state and local government level is moving to the forefront of American politics. The recent elections have shown that officials will be held accountable. Here is a silver lining; these very stories which paint a negative picture of municipals could also be a catalyst for making the industry even stronger than it is.

This country was built on Municipal Bonds. When you see our highways, our roads, our tunnels and bridges – many of these things were built with municipal bonds.

What a great way to invest in America!!!”

Summary

The Fund continues to grow at a steady and healthy pace. The number of investor accounts has more than doubled in 2010 with assets under management of over $89 million. Our expectations are for continued growth in assets under management. We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

Ratings are provided by Moody’s Investor Services (“Moody’s”) and Standard & Poor’s (“S&P”).

The Moody’s ratings in the following ratings explanations are in parentheses. AAA (Aaa) - The highest rating assigned by (“Moody’s”) and (“S&P”). Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than debt in higher-rated categories. BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s, S&P as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

INCOME FUND	3

MANAGEMENT DISCUSSION (CONT.)

     Summary of Portfolio Holdings

The Securities and Exchange Commission

(“SEC”) has adopted a requirement that all

funds present their categories of portfolio

holdings in a table, chart or graph format in

their annual and semi-annual shareholder

reports, whether or not a schedule of

investments is utilized. The following table,

which presents portfolio holdings as a

percentage of total market value, is provided

in compliance with such requirement.

Spirit of America Income Fund

December 31, 2010

Municipal Bonds	85.45%	$75,041,600

Preferred Stocks	10.59	9,295,359

Corporate Bonds	2.66	2,338,579

Collateralized Mortgage Obligations	1.30	1,143,935

Total Investments	100.00%	$87,819,473

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.	Aggregate Total Returns For the Periods Ended December 31, 2010
		Shares
	1 Year (with sales charge)	3.11%[a]
	1 Year (without sales charge)	8.23%
	Since Inception (with sales charge)[b]	20.71%[a]
	Since Inception (without sales charge)[b]	26.75%

Past performance is not indicative of future results.

a Reflects a 4.75% front-end sales charge.

b Inception date: December 31, 2008.

*	Fund commenced operations December 31, 2008.
**	The Barclays Capital U.S. Aggregate Index benchmark is based on a start date of December 31, 2008.

The Barclays Capital U.S. Aggregate Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

INCOME FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JULY 1, 2010 TO DECEMBER 31, 2010

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.	The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Income Fund
	Beginning Account Value 7/1/10	Ending Account Value 12/31/10	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,004.70	1.10%	$5.56
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)    Annualized, based on the Fund’s most recent half- year expenses.

(2)    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS  |  DECEMBER 31, 2010

	Principal Amount	Market Value

Collateralized Mortgage Obligations 1.28%
Banc of America Mortgage Securities, Inc., 5.50%, 08/25/33	$200,000	$ 199,142
Citicorp Mortgage Securities, Inc., 5.00%, 02/25/35	329,000	310,833
Citicorp Mortgage Securities, Inc., 6.00%, 04/25/36	100,000	90,907
Countrywide Home Loan Mortgage Pass Through Trust, A27, 5.50%, 10/25/35	111,000	83,679
Countrywide Home Loan Mortgage Pass Through Trust, A7, 5.50%, 10/25/35	120,000	90,464
Mastr Asset Securitization Trust, 5.50%, 10/25/33	159,000	163,743
Wamu Mortgage Pass Through Certificates, A11, 5.50%, 11/25/33	111,000	111,293
Wamu Mortgage Pass Through Certificates, A2, 5.50%, 11/25/33	94,000	93,874

Total Collateralized Mortgage Obligations (Cost $ 835,320)		1,143,935
Municipal Bonds 84.28%

Arizona 1.49%

Arizona School Facilities Board, School Improvements, Certificate of Participation, 6.00%, 09/01/27	250,000	233,995

University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 6.64%, 08/01/44	1,085,000	1,092,790

		1,326,785

California 3.92%

Bay Area Toll Authority, Highway Improvements, Build America Revenue Bonds, Series S1, 6.92%, 04/01/40	250,000	252,007

City of Fresno, Water Utility Improvements, Build America Revenue Bonds, Series A2 (OID), 6.75%, 06/01/40	150,000	154,413

City of Stockton, Refunding Revenue Bonds, Series B, Callable 09/01/17 @ 100 (AGM), 5.80%, 09/01/37	30,000	25,311

City of Tulare, Sewer Improvements, Build America Revenue Bonds, Callable 11/15/19 @ 100 (AGM) (OID), 8.75%, 11/15/44	1,000,000	1,044,860

County of San Bernardino, Refunding Revenue Bonds (AGM), 6.02%, 08/01/23	195,000	191,502

Los Angeles Department of Water & Power, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 07/01/21 @ 100, 7.00%, 07/01/41	500,000	487,110

Napa Valley Unified School District, School Improvements Build America Bonds, General Obligation Unlimited, Series B, 6.51%, 08/01/43	500,000	490,105

Oakland Redevelopment Agency, Economic Improvements Tax Allocation Bonds, Series T, (OID), 8.50%, 09/01/20	500,000	524,895

See accompanying notes to financial statements.

INCOME FUND	7

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
California (cont.)

Peralta Community College District, Refunding Revenue Bonds, 6.42%, 11/01/15	$200,000	$ 218,326

State of California, Recreational Facility Improvements Build America Bonds, General Obligation Unlimited, Callable 11/01/20 @ 100, 7.70%, 11/01/30	100,000	100,804

		3,489,333

Colorado 0.80%

Adams State College, University & College Improvements, Build America Revenue Bonds, Series C, Callable 05/15/19 @ 100, (State Higher Education Intercept Program) (OID), 6.47%, 05/15/38	250,000	243,110

City of Brighton, Public Improvements Build America Bonds, Certificate of Participation, Series B, Callable 12/01/20 @ 100, (AGM) (OID), 6.75%, 12/01/35	250,000	238,980

County of Gunnison, Public Improvements Build America Bonds, Certificate of Participation, Series B, Callable 07/15/20 @ 100, 5.95%, 07/15/30	250,000	229,483

		711,573

Connecticut 1.69%

City of Bridgeport, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 08/15/20 @ 100 (AGM), 6.57%, 08/15/28	1,000,000	1,007,770

City of Waterbury, Public Improvements, General Obligation Unlimited, Callable 09/01/20 @ 100 (AGM), 6.10%, 09/01/30	500,000	493,645

		1,501,415

District of Columbia 0.57%

Washington Metropolitan Area Transit Authority, Transit Improvements, Build America Revenue Bonds, Series B, Callable 07/01/19 @ 100 (OID), 7.00%, 07/01/34	500,000	503,360

Florida 12.12%

City of Lake City, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100 (AGM), 6.03%, 07/01/30	100,000	95,535

City of Lake City, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100 (AGM), 6.28%, 07/01/40	200,000	192,102

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Florida (cont.)

City of Miami Gardens, Public Improvements Build America Bonds, Certificate of Participation, 7.17%, 06/01/26	$1,250,000	$1,201,975

City of Miami, Refunding Revenue Bonds (OID), 6.75%, 12/01/18	1,000,000	1,036,630

City of Miami, Refunding Revenue Bonds, Callable 12/01/19 @ 100, 7.55%, 12/01/25	465,000	480,447

City of Oakland Park, Sewer Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100 (AGM), 6.14%, 09/01/35	300,000	283,767

City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Series C, Callable 10/01/19 @ 100, 6.85%, 10/01/29	250,000	258,590

City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Series C, Callable 10/01/19 @ 100, 7.10%, 10/01/39	415,000	423,586

County of Miami-Dade, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 04/01/40	1,000,000	994,320

County of Miami-Dade, Public Improvements, Build America Revenue Bonds, Series B, Callable 04/01/20 @ 100, 6.54%, 04/01/30	500,000	495,780

County of Miami-Dade, Recreational Facilities Improvements Revenue Bonds, Series D (Assured Guaranty), 7.08%, 10/01/29	250,000	248,757

County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, 5.53%, 07/01/32	500,000	462,415

County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, 5.62%, 07/01/40	400,000	361,324

County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, Callable 07/01/19 @ 100, 6.91%, 07/01/39	1,000,000	969,780

Florida Atlantic University Finance Corp., University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 7.64%, 07/01/40	165,000	174,090

Florida Governmental Utility Authority, Refunding Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, 6.55%, 10/01/40	1,000,000	940,080

Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/01/20 @ 100, 7.50%, 11/01/35	250,000	243,653

INCOME FUND	9

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Florida (cont.)

Florida State Department of Environmental Protection, Public Improvements, Build America Revenue Bonds, Series B, Callable 07/01/19 @ 100, 7.05%, 07/01/29	$1,500,000	$ 1,525,320

Town of Davie, Water Utility Improvements, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100 (AGM), 6.85%, 10/01/40	250,000	254,385

Town of Miami Lakes, Public Improvements, Build America Revenue Bonds,, 7.59%, 12/01/30	150,000	150,245

		10,792,781

Georgia 1.58%

Municipal Electric Authority of Georgia, Electric Light & Power Improvements, Build America Revenue Bonds, 6.64%, 04/01/57	500,000	489,250

Municipal Electric Authority of Georgia, Electric Light & Power Improvements, Build America Revenue Bonds, 7.06%, 04/01/57	1,000,000	919,500

		1,408,750

Illinois 9.63%

Chicago Board of Education, School Improvements, General Obligation Unlimited, 6.32%, 11/01/29	250,000	236,297

Chicago Transit Authority, Pension Funding Revenue Bonds, Series A, 6.90%, 12/01/40	350,000	347,137

Chicago Transit Authority, Transit Improvements, Build America Revenue Bonds, Series B, 6.20%, 12/01/40	100,000	91,285

City of Chicago, Public Improvements Build America Bonds, General Obligation Limited, 7.52%, 01/01/40	470,000	474,695

City of Chicago, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/01/40	250,000	244,075

City of Markham, Public Improvements Build America Bonds, General Obligation Unlimited, Series A, Callable 12/01/20 @ 100 (AGM), 7.40%, 12/01/25	1,250,000	1,300,150

Henry Hospital District, Hospital Improvements Build America Bonds, General Obligation Unlimited, Series A, Callable 12/01/19 @ 100 (AGM), 6.65%, 12/01/29	840,000	849,484

Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, Series B, Callable 01/01/20 @ 100 (AGM), 7.13%, 01/01/35	1,000,000	971,510

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2010

	Principal Amount	Market Value
Illinois (cont.)

Northern Illinios University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100 (AGM), 8.15%, 04/01/41	$250,000	$ 256,580

Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100 (AGM), 7.75%, 04/01/30	250,000	254,018

State of Illinois, Public Improvements Build America Bonds, General Obligation Unlimited, 6.63%, 02/01/35	1,885,000	1,715,350

Village of Glenwood, Public Improvements Build America Bonds, General Obligation Unlimited (AGM), 7.03%, 12/01/28	1,500,000	1,456,830

Will County Forest Preservation District, Public Improvements Build America Bonds, General Obligation Limited, 5.71%, 12/15/30	400,000	378,688

		8,576,099

Indiana 0.57%

Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Revenue Bonds, Series B, Callable 08/01/20 @ 100, 7.21%, 02/01/39	500,000	509,640

Kentucky 0.57%

Kentucky Municipal Power Agency, Build America Revenue Bonds, Callable 09/01/20 @ 100 (AGM), 6.49%, 09/01/37	250,000	251,395

Princeton Electric Plant Board, Electric Light & Power Improvements, Build America Revenue Bonds, Series B, Callable 11/01/19 @ 100, (Assured Guaranty) (OID), 7.00%, 11/01/42	250,000	251,435

		502,830

Louisiana 1.20%

Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100 (Assured Guaranty), 7.20%, 02/01/42	1,070,000	1,067,282

Massachusetts 0.29%

City of Worcester, Pension Funding, General Obligation Limited, (AGM) (OID), 6.25%, 01/01/28	250,000	255,978

INCOME FUND	11

SCHEDULE OF INVESTMENTS (CONT.)  |  DECEMBER 31, 2010

	Principal Amount	Market Value
Michigan 6.49%

Avondale School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM) (Q-SBLF), 5.75%, 05/01/32	$500,000	$ 462,420

Chippewa Valley Schools, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100 (Q-SBLF), 6.60%, 05/01/30	150,000	147,731

Chippewa Valley Schools, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100 (Q-SBLF), 6.85%, 05/01/35	100,000	100,465

City of Oak Park, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 7.00%, 05/01/36	250,000	230,590

County of Oakland, Pension Funding, Certificate of Participation, Callable 04/01/14 @ 100 (OID), 6.25%, 04/01/26	1,000,000	1,011,830

Eastern Michigan University, University & College Improvements, Build America Revenue Bonds, Callable 02/15/19 @ 100, 7.21%, 02/15/38	250,000	249,677

L’Anse Creuse Public Schools, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100 (Q-SBLF), 6.59%, 05/01/40	200,000	199,024

Lincoln Consolidated School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM) (Q-SBLF), 6.83%, 05/01/40	250,000	240,203

Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A (OID), 7.31%, 06/01/34	2,945,000	2,102,141

Milan Area Schools, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/19 @ 100 (Q-SBLF) (OID), 7.10%, 05/01/34	400,000	410,540

Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100 (Q-SBLF), 5.90%, 05/01/27	150,000	145,405

St. Johns Public Schools, School Improvements Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100 (Q-SBLF), 6.65%, 05/01/40	250,000	243,067

St. Joseph School District, School Improvements Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100, (AGM) (Q-SBLF), 6.66%, 05/01/35	250,000	238,980

		5,782,073

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Mississippi 0.57%

Mississippi Development Bank Special Obligation, Highway Improvements, Build America Revenue Bonds, Series B, 6.59%, 01/01/35	$500,000	$ 508,965

Missouri 0.80%

City of St. Charles, Water Utility Improvements Build America Bonds, Certificate of Participation, Series B, Callable 08/01/20 @ 100, 5.65%, 02/01/30	250,000	232,357

Missouri Joint Municipal Electric Utility Commission, Electric Light & Power Improvements, Build America Revenue Bonds, 7.73%, 01/01/39	475,000	475,470

		707,827

Nebraska 0.21%

Nebraska Public Power District, Electric Light & Power Improvements, Build America Revenue Bonds, 5.32%, 01/01/30	200,000	189,002

Nevada 1.10%

County of Clark, Public Improvements Build America Bonds, General Obligation Limited, Series B, Callable 11/01/19 @ 100, 7.25%, 11/01/38	500,000	519,040

County of Washoe, Public Improvements, Build America Revenue Bonds, 7.88%, 02/01/40	250,000	250,117

Pershing County School District, School Improvements Build America Bonds, General Obligation Limited, Series A, Callable 04/01/20 @ 100 (Permanent School Fund Guaranteed), 6.25%, 04/01/30	220,000	213,046

		982,203

New Jersey 5.57%

Hoboken Municipal Hospital Authority, Refunding Revenue Bonds, (Municipal Government Guaranteed) (FSA) (OID), 7.62%, 01/01/29	500,000	513,955

New Jersey Economic Development Authority, Housing Revenue Bonds, Series A2, (XLCA), 6.31%, 07/01/26	750,000	712,200

New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Series CC-1, Callable 06/15/20 @ 100, 6.43%, 12/15/35	500,000	495,985

New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.40%, 07/01/40	1,000,000	1,034,630

INCOME FUND	13

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
New Jersey (cont.)

New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 6.19%, 07/01/40	$500,000	$ 467,385

New Jersey State Turnpike Authority, Highway Improvements, Build America Revenue Bonds, Series A, 7.10%, 01/01/41	250,000	271,208

New Jersey Transportation Trust Fund Authority, Transit Improvements, Build America Revenue Bonds, Series C, Callable 12/15/20 @ 100, 6.10%, 12/15/28	1,000,000	977,480

South Jersey Transportation Authority, Highway Improvements, Build America Revenue Bonds, Series A (OID), 7.00%, 11/01/38	500,000	487,415

		4,960,258

New York 11.82%

Battery Park City Authority, Public Improvements, Build America Revenue Bonds, Series A, Callable 11/01/19 @ 100, 6.38%, 11/01/39	250,000	251,563

City of New York, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 5.82%, 10/01/31	250,000	235,000

City of New York, Public Improvements Build America Bonds, General Obligation Unlimited, Series D, Callable 12/01/19 @ 100, 6.39%, 12/01/29	500,000	496,980

City of New York, Public Improvements Build America Bonds, General Obligation Unlimited, Series G-1, Callable 03/01/20 @ 100, 6.27%, 03/01/31	500,000	495,885

County of Nassau, Public Improvements Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 7.40%, 10/01/35	500,000	508,580

Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.67%, 11/15/39	1,000,000	1,000,960

Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/40	1,500,000	1,502,985

Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, Callable 11/15/20 @ 100, 7.13%, 11/15/30	500,000	506,785

New York City Housing Development Corp., Local Multi-Family Housing Revenue Bonds, Series I, Callable 05/01/19 @ 100, 6.42%, 11/01/39	2,000,000	1,943,580

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
New York (cont.)

New York City Municipal Water Finance Authority, Build America Refunding Revenue Bonds, Callable 06/15/20 @ 100, 6.12%, 06/15/42	$250,000	$ 238,745

New York City Municipal Water Finance Authority, Build America Refunding Revenue Bonds, Series EE, Callable 06/15/20 @ 100, 6.49%, 06/15/42	200,000	202,112

New York City Transitional Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 05/01/20 @ 100, 5.72%, 05/01/30	1,000,000	974,480

New York City Transitional Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.81%, 08/01/30	500,000	485,085

New York City Transitional Finance Authority, School Improvements, Build America Revenue Bonds (State Aid Withholding), 6.83%, 07/15/40	500,000	509,750

New York City Transitional Finance Authority, School Improvements, Build America Revenue Bonds, Callable 07/15/20 @ 100 (State Aid Withholding), 7.13%, 07/15/30	500,000	512,755

New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, Callable 12/15/19 @ 100 (GO OF BOND BANK), 6.88%, 12/15/34	500,000	500,930

Western Nassau County Water Authority, Water Utility Improvements, Build America Revenue Bonds, 6.70%, 04/01/40	150,000	155,783

		10,521,958

North Dakota 1.02%

North Dakota State Board of Higher Education, University & College Improvements, Build America Revenue Bonds, Callable 01/01/20 @ 100, 7.25%, 01/01/41	1,000,000	906,810

Ohio 4.25%

American Municipal Power-Ohio Inc., Build America Refunding Revenue Bonds, Callable 02/15/20 @ 100, 5.96%, 02/15/24	500,000	506,055

County of Cuyahoga, Hospital Improvements, Build America Revenue Bonds, 8.22%, 02/15/40	1,000,000	1,038,360

County of Franklin, Refunding Build America Bonds, General Obligation Limited, Series A, Callable 06/01/20 @ 100, 5.83%, 12/01/31	250,000	252,688

INCOME FUND	15

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Ohio (cont.)

County of Franklin, Refunding Build America Bonds, General Obligation Limited, Series A, Callable 06/01/20 @ 100, 5.86%, 12/01/33	$250,000	$ 250,880

Franklin County Convention Facilities Authority, Economic Improvements, Build America Revenue Bonds, 6.64%, 12/01/42	500,000	485,160

Madison Local School District Lake County, School Improvements Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100 (School District Credit Program), 5.70%, 04/01/35	250,000	228,280

Mariemont City School District, Refunding Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100, 5.90%, 12/01/30	125,000	119,636

Springfield Local School District Summit County, School Improvements Build America Bonds, General Obligation Unlimited, Callable 09/01/19 @ 100 (School District Credit Program), 5.65%, 09/01/31	200,000	180,386

State of Ohio, Public Improvements, Build America Revenue Bonds, Series B, Callable 10/01/19 @ 100, 6.52%, 10/01/28	250,000	252,785

Three Rivers Local School District, School Improvements Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100 (AGM), 6.37%, 12/01/47	500,000	465,585

		3,779,815

Oklahoma 0.55%

Bryan County Independent School District No. 72 Durant, School Improvements Build America Bonds, Certificate of Participation, Series A, Callable 12/01/19 @ 102 (OID), 6.80%, 12/01/33	500,000	493,340

Oregon 0.28%

Oregon State Department of Administrative Services, Hospital Improvements Build America Bonds, Certificate of Participation, Series B, Callable 05/01/20 @ 100, 6.18%, 05/01/35	250,000	251,203

Pennsylvania 2.10%

Mount Union Area School District, School Improvements Build America Bonds, General Obligation Limited, Callable 08/01/19 @ 100 (State Aid Withholding), 6.88%, 02/01/36	1,000,000	992,250

Pennsylvania Turnpike Commission, Highway Improvements, Build America Revenue Bonds, Series B, 5.51%, 12/01/45	100,000	88,767

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Pennsylvania (cont.)

Philadelphia Authority For Industrial Development, Pension Funding Revenue Bonds, Series A, (AGM) (OID), 6.35%, 04/15/28	$500,000	$ 482,515

Pittsburgh Water & Sewer Authority, Refunding Revenue Bonds, Series A, (AGM), 6.61%, 09/01/24	300,000	308,856

		1,872,388

South Carolina 0.26%

Moncks Corner Regional Recreation Corp., Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/01/20 @ 100, 6.55%, 12/01/39	250,000	234,610

South Dakota 0.43%

South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 06/01/21 @ 100, 6.15%, 06/01/31	400,000	384,272

Tennessee 1.73%

Coffee County Public Building Authority, Public Improvements, Build America Revenue Bonds, Callable 06/01/19 @ 100, (Assured Guaranty) (County Guaranteed), 7.20%, 06/01/44	1,500,000	1,539,735

Texas 4.39%

City of Lancaster, Public Improvements Build America Bonds, General Obligation Limited, Series A, Callable 02/15/20 @ 100, 6.53%, 02/15/40	750,000	743,940

City of San Antonio, Public Improvements Build America Bonds, General Obligation Limited, Series B, Callable 08/01/20 @ 100, 6.04%, 08/01/40	250,000	249,233

County of Bexar, Public Improvements Build America Bonds, General Obligation Limited, Callable 06/15/19 @ 100, 5.76%, 06/15/40	500,000	479,815

County of Bexar, Public Improvements Build America Bonds, General Obligation Limited, Series C, Callable 06/15/19 @ 100, 6.63%, 06/15/39	500,000	516,865

Dallas Convention Center Hotel Development Corp., Public Improvements, Build America Revenue Bonds, 7.09%, 01/01/42	1,000,000	1,007,870

Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Series B, Callable 09/15/20 @ 100, 7.18%, 09/15/35	250,000	240,103

INCOME FUND	17

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value
Texas (cont.)

Orchard Cultural Education Facilities Finance Corp., Recreational Facility Improvements Revenue Bonds, Series B, Callable 11/15/20 @ 100, 6.48%, 11/15/34	$500,000	$ 481,070

Riesel Independent School District, Build America Bonds, General Obligation Unlimited, Callable 08/15/19 @ 100 (Permanent School Fund Guaranteed), 5.54%, 08/15/40	200,000	186,272

		3,905,168

Utah 0.57%

Central Weber Sewer Improvement District, Sewer Improvements, Build America Revenue Bonds, Series B, Callable 03/01/19 @ 100, (Assured Guaranty) (OID), 6.38%, 03/01/34	500,000	506,645

Virginia 4.48%

Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series A-1, Callable 06/01/12 @ 100 (OID), 6.71%, 06/01/46	6,365,000	3,990,791

Washington 1.36%

City of Seattle, Electric Light & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 02/01/40	250,000	236,265

Cowlitz County Public Utility District No. 1, Electric Light & Power Improvements, Build America Revenue Bonds, 6.88%, 09/01/32	500,000	504,095

Douglas County Public Utility District No. 1, Electric Light & Power Improvements Revenue Bonds, Series A, 5.35%, 09/01/30	250,000	234,767

Snohomish County Public Utility District No. 1, Electric Light & Power Improvements, Build America Revenue Bonds, Series A (OID), 5.68%, 12/01/40	250,000	236,280

		1,211,407

West Virginia 1.87%

Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, 7.47%, 06/01/47	2,400,000	1,667,304
Total Municipal Bonds (Cost $76,883,846)		75,041,600

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

	Principal Amount	Market Value

Corporate Bonds 2.63%
Alcoa, Inc., 5.55%, 02/01/17	$250,000	$ 259,982
Alcoa, Inc., 6.75%, 07/15/18	500,000	545,606
Altria Group, Inc., 9.25%, 08/06/19	250,000	326,774
Choice Hotels International, Inc., 5.70%, 08/28/20	200,000	194,566
Fifth Third Bancorp, 8.25%, 03/01/38	250,000	288,559
Liberty Property L.P., 6.63%, 10/01/17	355,000	402,722
Simon Property Group L.P. REIT, 10.35%, 04/01/19	150,000	205,387
UDR, Inc., 5.25%, 01/15/15	110,000	114,983

Total Corporate Bonds (Cost $ 1,913,144)		2,338,579

	Shares

Preferred Stocks 10.44%

Financials 10.33%

Commonwealth REIT 7.50%	50,565	$ 1,069,450
Equity Residential REIT Series N 6.48%	15,200	368,600
HSBC Holdings PLC Series 2 8.00%	8,000	213,200
Kimco Realty Corp. REIT Series F 6.65%	22,377	549,355
Kimco Realty Corp. REIT Series G 7.75%	26,100	689,040
Kimco Realty Corp. REIT Series H 6.90%	10,000	241,000
Public Storage REIT Series C 6.60%	5,825	142,945
Public Storage REIT Series H 6.95%	20,000	503,200
Public Storage REIT Series X 6.45%	10,000	244,700
Regency Centers Corp. REIT Series C 7.45%	45,200	1,145,368
Regency Centers Corp. REIT Series D 7.25%	6,496	160,646
Regency Centers Corp. REIT Series E 6.70%	15,000	366,750
Vornado Realty L.P. REIT 7.88%	38,819	1,035,303
Vornado Realty Trust REIT Series E 7.00%	2,371	58,564
Vornado Realty Trust REIT Series F 6.75%	14,300	340,912
Vornado Realty Trust REIT Series G 6.63%	72,775	1,688,380
Vornado Realty Trust REIT Series I 6.63%	16,000	378,240

		9,195,653

Telecommunication Services 0.11%

Telephone & Data Systems Series A 7.60%	3,955	99,706

Total Preferred Stocks (Cost $7,966,316)		9,295,359

Total Investments — 98.63%
(Cost $87,598,626*)		87,819,473
Cash and Other Assets Net of Liabilities — 1.37%		1,218,997

NET ASSETS — 100.00%		$89,038,470

INCOME FUND	19

SCHEDULE OF INVESTMENTS (CONT.)   |  DECEMBER 31, 2010

AGM - Assured Guaranty Municipal

FSA - Financial Security Assurance

GO - General Obligation

OID - Original Issue Discount

Q-SBLF - Qualified School Bond Loan Fund

REIT - Real Estate Investment Trust

XLCA - Insured by XL Capital Assurance

*   The aggregate cost for federal income tax purposes is $87,599,082, and net unrealized appreciation consists of:

Gross unrealized appreciation	$2,691,592
Gross unrealized depreciation	(2,471,201)

Net unrealized appreciation	$220,391

20	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES   |  DECEMBER 31, 2010

ASSETS

Investments in securities at value (cost $87,598,626) (Note 1)	$87,819,473
Receivable for Fund shares sold	572,366
Dividends and interest receivable	1,432,474
Prepaid expenses	15,612

TOTAL ASSETS	89,839,925

LIABILITIES

Due to custodian	389,610
Payable for Fund shares redeemed	200,881
Payable for investment advisory fees	23,323
Payable for distributions to shareholders	98,971
Payable for distribution fees (Note 3)	18,617
Other accrued expenses	70,053

TOTAL LIABILITIES	801,455

NET ASSETS	$89,038,470

Net assets applicable to 8,300,188 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$89,038,470

Net asset value and redemption price per share ($89,038,470 ÷ 8,300,188 shares)	$10.73

Maximum offering price per share ($10.73 ÷ 0.9525)	$11.27

SOURCE OF NET ASSETS

As of December 31, 2010, net assets consisted of:
Paid-in capital	$88,684,072
Undistributed net investment income	74,020
Accumulated net realized gain on investments	59,531
Net unrealized appreciation on investments	220,847

NET ASSETS	$89,038,470

See accompanying notes to financial statements.

INCOME FUND	21

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

INVESTMENT INCOME

Dividends	$ 585,120
Interest	4,646,934

TOTAL INVESTMENT INCOME	5,232,054

EXPENSES

Investment Advisory fees (Note 3)	405,688
Distribution fees (Note 3)	169,037
Accounting and Administration fees	118,638
Auditing fees	16,300
Chief Compliance Officer salary (Note 3)	4,214
Custodian fees	15,706
Directors’ fees	7,689
Insurance expense	14,700
Legal fees	16,497
Printing expense	29,597
Registration fees	22,333
Transfer Agent fees	90,311
Other expenses	1,682

TOTAL EXPENSES	912,392
Fees waived and reimbursed by Adviser (Note 3)	(168,630)

NET EXPENSES	743,762

NET INVESTMENT INCOME	4,488,292

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain from investment transactions	533,466
Net change in unrealized appreciation/depreciation of investments	(1,331,694)

Net realized and unrealized loss on investments	(798,228)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 3,690,064

See accompanying notes to financial statements.

22	SPIRIT OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2010	For the Period Ended December 31, 2009*

OPERATIONS

Net investment income	$ 4,488,292	$ 1,329,846
Net realized gain from investment transactions	533,466	321,047
Net change in unrealized appreciation/depreciation of investments	(1,331,694)	1,552,541

Net increase in net assets resulting from operations	3,690,064	3,203,434

DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income	(4,415,311)	(1,348,803)
Distributions from realized gains	(474,132)	(300,854)

Total distributions to shareholders	(4,889,443)	(1,649,657)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)

Shares sold	57,699,062	39,569,102
Shares issued from reinvestment of distributions	3,127,295	1,025,284
Shares redeemed	(10,830,485)	(1,906,186)

Increase in net assets derived from capital share transactions (a)	49,995,872	38,688,200

Total increase in net assets	48,796,493	40,241,977

NET ASSETS

Beginning of period	40,241,977	—

End of period	$89,038,470	$40,241,977

Undistributed net investment income	$ 74,020	$ 1,236

(a) Transactions in capital stock were:

Shares sold	5,222,596	3,857,982
Shares issued from reinvestment of distributions	285,004	97,334
Shares redeemed	(984,833)	(177,895)

Increase in shares outstanding	4,522,767	3,777,421

*	The Fund commenced operations on December 31, 2008.

See accompanying notes to financial statements.

INCOME FUND	23

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009*

Net Asset Value, Beginning of Period	$ 10.65	$ 10.00

Income from Investment Operations:

Net investment income	0.73[1]	0.81[1]
Net realized and unrealized gain on investments	0.14	0.80

Total from investment operations	0.87	1.61

Less Distributions:

Distributions from net investment income	(0.73)	(0.88)
Distributions from capital gains	(0.06)	(0.08)

Total distributions	(0.79)	(0.96)

Net Asset Value, End of Period	$ 10.73	$ 10.65
Total Return[2]	8.23%	17.10%

Ratios/Supplemental Data

Net assets, end of period (000)	$89,038	$ 40,242
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.35%	1.82%
After expense reimbursement or recapture	1.10%	1.01%
Ratio of net investment income to average net assets	6.64%	7.69%
Portfolio turnover	16.79%	29.21%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect sales load.
*	The Fund commenced operations on December 31, 2008.

See accompanying notes to financial statements.

24	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS   |  DECEMBER 31, 2010

Note 1 - Significant Accounting Policies

Spirit of America Income Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on December 31, 2008. The Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”). The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

• Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

INCOME FUND	25

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   DECEMBER 31, 2010

The summary of inputs used to value the Fund’s net assets as of December 31, 2010 is as follows:
Income Fund
Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments in Securities:
Preferred Stock	$9,295,359	$—	$—	$9,295,359
Corporate debt securities	—	2,338,579	—	2,338,579
Debt securities issued by States of the United States and political subdivisions of states	—	75,041,600	—	75,041,600
Collateralized debt obligations	—	1,143,935	—	1,143,935

Total	$9,295,359	$78,524,114	$—	$87,819,473

During the year ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1 or Level 2. Additional disclosure surrounding the activity in Level 3 fair value measurement will also be effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact on the Funds’ financial statements.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 - Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2010, excluding short-term investments, were $60,287,381 and $11,180,253, respectively.

26	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   DECEMBER 31, 2010

Note 3 - Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2010 were $405,688.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.10% of the average daily net assets of the Fund through April 30, 2011. For the year ended December 31, 2010, the Adviser reimbursed the Fund $168,630.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2010 was $293,647. Of this balance, $125,017 will expire in 2012 and $168,630 will expire in 2013.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2010, fees paid to the Distributor under the Plan were $169,037.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2010, sales charges received by the Distributor were $2,729,644. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2010, the Fund was allocated $4,214 of the Chief Compliance Officer’s salary.

Note 4 - Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a

INCOME FUND	27

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   DECEMBER 31, 2010

timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 – Federal Income Taxes
The tax character of distributions paid during the years ended December 31, 2010 and 2009 were as follows:

Tax Basis Distributions
	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2010	$4,809,737	$0	$79,706	$4,889,443
12/31/2009	$1,630,700	$0	$18,957	$1,649,657

Distribution classifications may differ from the Statement of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2010, the components of accumulated distributable earnings for the Fund on a tax basis were as follows:

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Reclassification

Permanent differences, incurred during the year ended December 31, 2010, resulting from differences in book and tax accounting have

Accumulated Net Investment Income	$105,842
Undistributed Long-Term Gain	28,165
Unrealized appreciation	220,391

Total Distributable Earnings	$354,398

28	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |   DECEMBER 31, 2010

been reclassifed at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in-capital as follows:
Undistributed Net
Investment Income	$(197)
Accumulated Net Realized (Loss)	197

Note 7 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2010, 0.64% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Long-Term Capital Gain Dividends

The fund designates $79,706 as long-term capital gain distributions pursuant to section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2010.

INCOME FUND	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Income Fund and Board of Directors Spirit of America Investment Fund, Inc. Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of America Income Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spirit of America Income Fund as of December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 18, 2011

30	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT  |   DECEMBER 31, 2010

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). On November 30, 2010, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, review and consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund and Spirit of America Income Fund (collectively, the “Funds”). At the Meeting, the Board, including the Independent Directors, voting separately, approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request any additional materials. In advance of the Meeting, the Board, including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) information on the investment performance of the Funds and relevant indices over various time periods; (iii) sales and redemption data with respect to the Funds; (iv) the general investment outlook in the markets in which the Funds invest; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the procedures employed to determine the value of each Fund’s assets; (vii) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (viii) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (ix) information comparing the overall fees and specifically the fees under the Investment Advisory Agreement with the fees paid by other similar mutual funds; (x) the Form ADV of the Adviser; (xi) information comparing the performance of the Funds with the performance of other similar mutual funds; and (xii) a memorandum from Independent Counsel regarding the responsibilities of the Board related to the approval of the Investment Advisory Agreement.

In evaluating the Advisory Agreement, the Board, including the Independent Directors, requested, reviewed and considered materials

INCOME FUND	31

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |  DECEMBER 31, 2010

furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•  The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•  The fees charged by the Adviser for investment advisory services, as well as other compensation received by the Adviser and its affiliates;

•  The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•  The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•  The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•  The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds.

At the Meeting, Independent Counsel referred the Directors to the “Gartenberg Memorandum” which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of investment advisory agreements. In addition, the Independent Directors met with Independent Counsel in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board,

32	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |   DECEMBER 31, 2010

including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Lipper Inc. regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close to the median and that several peer funds had higher fees.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on smaller fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management.

INCOME FUND	33

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)  |   DECEMBER 31, 2010

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuance of the Investment Advisory Agreement was in the best interests of each Fund.

34	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (74) Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (49) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	4	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (74) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (74) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (74) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	4	None.

OFFICERS
David Lerner
President
(see biography above)

Alan P. Chodosh (57) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1997.	N/A	N/A
	(Secretary)

Joseph Pickard (50) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.
2	Each Director serves for an indefinite term, until his successor is elected.
3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Distributor, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

INCOME FUND	35

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended December 31, 2010, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
BNY Mellon Investment Servicing (U.S.) Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian
PFPC Trust Company
8800 Tinicum Boulevard, 4th floor
Philadelphia, PA 19153

Independent Registered
Public Accounting Firm
Tait Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Counsel
Blank Rome LLP
405 Lexington Avenue
New York, NY 10174

For additional information about the Spirit of America Income Fund, call (800) 452-4892 or (610) 382-7819. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, policies, expenses, and other information.

©Copyright 2010 Spirit of America SOAIN-AR10

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s code of ethics - filed herewith as an exhibit under 12(a)(1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert”; as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended December 31, 2009 and December 31, 2010 are $66,000 and $69,400, respectively.

Audit-Related Fees

(b)

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years ended December 31, 2009 and December 31, 2010 are $0 and $0, respectively.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for fiscal years ended December 31, 2009 and December 31, 2010 are $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item for fiscal years ended December 31, 2009 and December 31, 2010 are $0 and $0, respectively.

(e)(1)	Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.

such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2009 and December 31, 2010 are $0 and $0, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Financial Officer Code of Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Spirit of America Investment Fund, Inc.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer
(principal executive officer)

Date	March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer
(principal executive officer)

Date	March 2, 2011

By (Signature and Title)*	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer
(principal financial officer)

Date	March 2, 2011

* Print the name and title of each signing officer under his or her signature.